united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

Leland Currency Strategy Fund
Class A Shares: GHCAX	Class C Shares: GHCCX	Class I Shares: GHCIX

Leland Real Asset Opportunities Fund
Class A Shares: GHTAX	Class C Shares: GHTCX	Class I Shares: GHTIX

Leland Thomson Reuters Private Equity Index Fund
Class A Shares: LDPAX	Class C Shares: LDPCX	Class I Shares: LDPIX

Leland Thomson Reuters Venture Capital Index Fund
Class A Shares: LDVAX	Class C Shares: LDVCX	Class I Shares: LDVIX

Annual Report

September 30, 2017

Advised by:

www.ghf-funds.com
1-877-270-2848

Distributed by Northern Lights Distributors, LLC
Member FINRA

Letter to Shareholders

October 15, 2017

Dear Shareholders,

We are pleased to provide our Annual Letter to Shareholders of the Leland Funds®, including the Leland® Currency Strategy Fund, the Leland® Real Asset Opportunities Fund, the Leland® Thomson Reuters Venture Capital Index Fund, and the Leland® Thomson Reuters Private Equity Index Fund.

Alternative investments have been a topic of interest among many investors throughout the recent market environment. Indeed our research suggests that the Leland Funds might best be allocated within an alternatives investment sleeve of an overall portfolio, and that investors are using them in combination with one another to affect both risk and return.

Performance review

This year may ultimately be remembered as having been an especially favorable period for risk assets as many asset classes have delivered positive returns with very little volatility. Equities have performed well over the past year, benefiting from a steadily rising market with low volatility. Alternatives have also performed strongly, in some cases outperforming traditional equity. Private Equity markets have certainly benefitted from this recent environment as indicated by the Thomson Reuters Venture Capital Index (TRVCI) which rose 36.98% over the past 12 mos. The Thomson Reuters Private Equity Buyout Index (TRPEI) rose 19.70%. Even the HFRX Global Hedge Fund Index posted a return of 5.64%. However, coming off a strong 2016, real assets posted only a modest return as evidenced by the Dow Jones REIT Index (+2.68%) or the S&P Natural Resources Index (+0.35%) – each of which rose more than 21% during the prior Fund fiscal year (10/1/2015 – 9/30/2016).

In traditional equities, the S&P 500 Total Return Index (“S&P 500 TR”) rose 18.61% over the last year, as the US equity market finds itself in the eighth year of a bull market environment. The MSCI Emerging Markets Index rose 22.46%. The MSCI Developed Markets Index rose 19.10% over the same period.

Leland® Currency Strategy Fund (GHCAX, GHCCX, GHCIX)

Our Currency Strategy Fund rose 4.74%(I share) over the past twelve months. Over the same time period the benchmark Libor 3 Month Index rose 1.03% while the S&P 500 TR Index rose 18.61%. The MSCI EAFE Currency Index declined -0.28%. The fund posted a negative return in Q4 2016, followed positive quarterly returns this year through Q3 to close +8.57% at the end of September for the 2017 calendar year.

The long-short nature of the strategy has been beneficial, especially given the geopolitical events and economic developments. The German federal election proved to be less alarming than some had predicted, however weakness began to appear among the EAFE currencies as the Catalan Independence referendum occurred toward the end of September. While the

Letter to Shareholders

overall performance has been positive, we note that the strategy underperformed in Q4 before generating three consecutive quarters of positive returns, including a strong Q1.

Performance for the most recent quarter was positive (+1.76%), building on a strong returns in Q1 (+5.27%) and a positive Q2 (+1.36%). For the quarter, positive contributions resulted from holdings in the Swedish Krone, Singapore Dollar, Euro, Canadian Dollar, British Pound, and Norwegian Krona. Negative contributions resulted from holdings in the Australian Dollar, Swiss Franc, Japanese Yen, and New Zealand Dollar. The Fund’s use of leverage through its investments in the aforementioned foreign currency forward contracts had a positive impact on the performance of the Fund for the fiscal year.

Leland® Real Asset Opportunities Fund (GHTAX, GHTCX, GHTIX)

The Fund rose 6.97%(I share) in the past fiscal year. The benchmark S&P 500 TR Index rose 18.61% over the same period. Unlike last year, real assets have struggled, generating some of the lowest returns relative to other asset classes. This can be seen through indices that reflect the various sectors in which the strategy can invest, including REITS, basic materials, MLPs, and energy services. The Dow Jones REIT Index rose 2.68%, while the S&P Natural Resources Index increased by 0.35% with considerable volatility, and the Alerian MLP Total Return Index declined -3.70%. Giventhe Fund’s 2 6.97% return in calendar year 2016, all of this is a reminder that various asset classes will provide different returns in various environments.

The Fund was renamed this year from the Good Harbor Tactical Equity Income Fund to the Leland Real Asset Opportunities Fund. We believe that this better communicates how the strategy invests and where it may fit within an investment portfolio.

Monetary policy is on everyone’s mind these days. Regardless of both the speed and magnitude of rate increases, our conviction regarding the Fund’s REIT sector holdings remains strong for several reasons. Of the Fund’s current REIT exposure, roughly 40% is in positions that we believe have the potential to benefit directly from moderately rising rates. If rates remain flat, with economic growth steady (or even modestly weakening), we believe that the Fund’s holdings are well-positioned to grow per-share cash flows modestly, as any flattening of demand will be at least partially offset with lowered supply growth and continued low debt funding costs. Even in the case of faster-than-expected rate increases, to the extent they are accompanied by economic growth (even if it is mild), we believe the Fund’s holdings remain undervalued relative to this case. We also continue to see opportunities in the energy infrastructure space as we believe the Fund’s holdings’ strong balance sheets, cash flow protection from multi-year contracts, and relative youth of their fleets are beneficial.

The Fund’s cash position at quarter-end was approximately 12%, slightly below the strategy’s long-run average of 15%. The Fund was invested in several covered call positions during the fiscal year. These options investments had a positive impact on the Fund’s performance over the period.

Letter to Shareholders

Leland® Thomson Reuters Venture Capital Index Fund (LDVAX, LDVCX, LDVIX)

Investors in the Leland® Thomson Reuters Venture Capital Index Fund experienced performance in line with the benchmark index which is what we would anticipate from the Fund. The Fund (I share) rose 33.66% for the fiscal year. The benchmark Thomson Reuters Venture Capital Index (TRVCI) rose 36.98% over the same period while the NASDAQ Composite Index rose 22.29%.

The strategy lagged in Q4 2016 (-3.69%) before generating strong returns in Q1 (+15.95%), Q2 (+8.74%), and Q3 (+10.04%). The Thomson Reuters Venture Capital Index (TRVCI) reflects the large concentration of current investments in the technology sector by venture capital firms and has been the strongest performing sector this year. Indeed, technology currently represents approximately 75% of the index. Of course, the unusually low price volatility and steadily rising markets have provided favorable conditions for investors.

The largest sector allocation remains software technology, reflecting the investment focus of the venture capital industry. This was followed by healthcare and smaller allocations to industrials, consumer goods and services, utilities & energy, and telecommunications.

During the fiscal year, the Fund utilized swap agreements to create economic leverage in the portfolio. Given the strong performance of the markets, in general, and the technology sector, in particular, this additional exposure to the characteristics of venture capital-backed companies had a positive impact on Fund performance for the fiscal year.

Leland® Thomson Reuters Private Equity Index Fund (LDPAX, LDPCX, LDPIX)

Investors in the Leland® Thomson Reuters Private Equity Index Fund also experienced performance in line with the benchmark index, which is what we would anticipate from this Fund as well. The Fund (I share) rose 4.95% in the third quarter of 2017, mirroring the benchmark Thomson Reuters Private Equity Buyout Index (TRPEI), which rose 5.49% over the same period.

For the fiscal year ended September 30, 2017, the Fund appreciated by 16.98%, generally in line with TRPEI which rose 19.70%. The benchmark S&P 500 TR Index rose 18.61% over the same period. At the beginning of the Fund’s fiscal year, the largest sector allocation was to technology (24%). TRPEI reflects the concentration of current investments in the technology sector by buyout firms and has been the strongest performing sector this year. Over the course of the year, relative investment exposure in technology increased as relative exposure to Energy / Industrials / Materials, Consumer Cyclicals, Financials, Consumer non-Cyclicals, and healthcare declined modestly, reflecting the current investment focus of the private equity buyout industry.

During the fiscal year, the Fund utilized swap agreements to create economic leverage in the portfolio. Given the strong performance of the markets, in general, and the technology

Letter to Shareholders

sector, in particular, this additional exposure to the characteristics of private equity-backed companies had a positive impact on Fund performance for the fiscal year.

Investment outlook

Based upon current conditions the near term outlook for risk assets is generally favorable. Economic growth prospects across many of the world’s economies are positive, which are conditions that are generally positive for risk assets. As we noted earlier, the past year has been a period where the markets have continued their upward trajectory with very little volatility – historically low by many measures – so we would expect to see higher volatility, moving toward more normalized levels.

There are also risks to bear in mind. Certainly, as readers of the Shiller CAPE Index may know, valuations in the US equity markets may be stretched. Investors may also recall that we are now in the eighth year of an equity bull market in the US, and history indicates bull markets don’t expand forever. In addition, the Fed has signaled its intent to unwind its balance sheet. While their intent is certainly to be deliberate and cautious, so as not to disrupt the markets, this additional liquidity has certainly flowed into risk assets, and it is difficult to predict whether the Fed’s actions will negatively affect equity valuations.

Regardless, it is our belief that one of the best strategies to navigate any market environment is to hold a well-diversified exposure to a variety of asset classes. And many of the funds that we have discussed here are beingutilized to meet those objectives.

We thank you for your continued support and confidence in our management.

Sincerely,

Neil R. Peplinski, Chairman & Chief Investment Officer

Letter to Shareholders

Portfolio Investment Team

Neil R. Peplinski, CFA founded Good Harbor in 2003 and serves as a Managing Partner and Chief Investment Officer. Mr. Peplinski previously worked as a portfolio manager for Allstate Investments, overseeing a portfolio of collateralized debt obligations. Mr. Peplinski earned his MBA with High Honors from the University of Chicago Graduate School of Business. He also holds a MSEE in Electromagnetics from the University of Michigan, and a BSEE in Electromagnetics from Michigan Technological University where he graduated summa cum laude.

David C. Armstrong serves as a Portfolio Manager. Mr. Armstrong joined Good Harbor in 2010 and became a member of the Investment Team in 2013. He previously worked as a Director of Research conducting analysis on the nature and structure of competition in the credit card market for financial services firms. Mr. Armstrong earned an MBA from the University of Chicago Booth School of Business, and a Bachelor of Arts from Knox College.

Yash Patel, CFA has served as Chief Operating Officer of Good Harbor since March 2010. Mr. Patel brings 15 years of professional experience to the firm. His responsibilities include the management and leadership of operations, technology, trading, and portfolio management. Prior to joining Good Harbor Financial, Mr. Patel was a quantitative equity analyst for Allstate Investments, developing and implementing model-driven trading strategies. Previous to that, he worked and consulted for hedge funds including Bridgewater Associates and Citadel Investment Group. Mr. Patel earned a MBA with Honors from the University of Chicago Booth School of Business and a BS CSE from the Ohio State University.

Jeffrey H. Kim serves as the lead Portfolio Manager of the Leland Real Asset Opportunities Fund and is the architect of the strategy. Prior, he was a Portfolio Manager at Chicago Capital Partners. Mr. Kim has earned his MBA from the University of Chicago Booth School of Business. He also received a SM (MS) from the Massachusetts Institute of Technology and a BS from Northwestern University.

The S&P 500 Total Return Index is the total return version of the S&P 500 Index which includes the effects of reinvested dividends. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy through changes in the aggregate market value representing all major industries. The Dow Jones Equity All REIT Index represents all publicly traded real estate investment trusts in the Dow Jones U.S. stock universe classified as Equity REITs according to the S&P Dow Jones Indices REIT Industry Classification Hierarchy. The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry. The Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The Libor USD 3 Month Index is a representation of the average rate at which leading banks borrow funds from other banks in the London market in U.S. dollars at a maturity of 3 months, and is representative of short-term interest rates. The MSCI EAFE Currency Index is an index designed to measure the total return of currencies of the MSCI EAFE Index constituents, weighted by their country weights. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. &

Letter to Shareholders

Canada. The MSCI Emerging Markets Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The NASDAQ Composite Index is a market-capitalization weighted index of more than 3,000 common equities listed on the NASDAQ stock exchange. The composition of the NASDAQ Composite is heavily weighted towards information technology companies. The Thomson Reuters Venture Capital Index seeks to replicate the performance of the Thomson Reuters Venture Capital Research Index using liquid public securities across the sectors in which U.S. venture capital invests.

The Thomson Reuters Private Equity Buyout Index seeks to replicate the performance of the Thomson Reuters Private Equity Buyout Research Index using liquid public securities across the sectors in which U.S. private equity invests. Investments cannot be made directly in an index. Unmanaged index returns assume the reinvestment of any distributions and do not reflect fees, expenses, or sales charges. Index performance is not indicative of the performance of any investment.

This information is being provided for informational purposes only, is subject to change. The opinions expressed in this article represent the current, good-faith views of the author at the time of publication. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. Fund holdings are subject to change without notice. Investments in alternative strategies may not be suitable for all investors.

3896-NLD-10/25/2017

LELAND CURRENCY STRATEGY FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, as compared to its benchmark:

			Inception** -
	One Year	Three Year	September 30, 2017
Leland Currency Strategy Fund - Class A	4.49%	5.97%	6.01%
Leland Currency Strategy Fund - Class A with load	(1.54)%	3.91%	4.14%
Leland Currency Strategy Fund - Class C	3.67%	5.24%	5.35%
Leland Currency Strategy Fund - Class I	4.74%	6.11%	6.14%
BofAML US Dollar LIBOR 3 Month Constant Maturity ***	1.03%	0.59%	0.55%
S&P 500 Total Return Index ****	18.61%	10.81%	10.71%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2018, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigations expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers other than the Adviser)) will not exceed 1.75%, 2.50%, and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waivers are 2.03% for Class A shares, 2.78% for Class C shares and 1.78% for Class I shares per the Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is May 30, 2014.

***	BofAML US Dollar LIBOR (London Interbank Offered Rate) 3 Month Constant Maturity is the interest rate offered by a specific group of London banks for the U.S. dollar deposits with a three-month maturity.

****	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Comparison of the Change in Value of a $5,000,000 Investment

Portfolio Composition as of September 30, 2017	% of Net Assets
Short-Term Investments	93.4%
Other Assets in Excess of Liabilities - Net	6.6%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

LELAND REAL ASSET OPPORTUNITIES FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, as compared to its benchmark:

			Inception** -
	One Year	Three Year	September 30, 2017
Leland Real Asset Opportunities Fund - Class A	6.74%	1.31%	(0.18)%
Leland Real Asset Opportunities Fund - Class A with load	0.49%	(0.66)%	(1.64)%
Leland Real Asset Opportunities Fund - Class C	5.96%	0.58%	(0.90)%
Leland Real Asset Opportunities Fund - Class I	6.97%	1.57%	0.09%
S&P 500 Total Return Index ***	18.61%	10.81%	12.98%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2018 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing cost (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waiver are 1.64% for Class A shares, 2.39% for Class C shares and 1.39% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is October 1, 2013.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Comparison of the Change in Value of a $5,000,000 Investment

Portfolio Composition as of September 30, 2017	% of Net Assets
Diversified REITs	29.1%
Transportation	17.5%
Mortgage REITs	10.1%
Hotel & Resort REITs	8.6%
Health Care REITs	7.6%
Regional Mall REITs	5.8%
Exchange Traded Funds - Equity Fund	5.3%
Oil & Gas	3.7%
Short-Term Investments	11.5%
Other Assets in Excess of Liabilities - Net	0.8%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, as compared to its benchmark:

		Inception** -
	One Year	September 30, 2017
Leland Thomson Reuters Private Equity Index Fund - Class A	16.71%	11.75%
Leland Thomson Reuters Private Equity Index Fund - Class A with load	9.98%	8.54%
Leland Thomson Reuters Private Equity Index Fund - Class C	15.76%	11.19%
Leland Thomson Reuters Private Equity Index Fund - Class I	16.98%	11.98%
S&P 500 Total Return Index ***	18.61%	15.62%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2018 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigations expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers other than the Adviser)) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waivers are 1.88% for Class A shares, 2.63% for Class C shares and 1.63% for Class I shares per the Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is September 18, 2015.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Comparison of the Change in Value of a $5,000,000 Investment

Portfolio Composition as of September 30, 2017	% of Net Assets
Retail	6.8%
Banks	6.6%
Internet	6.5%
Pharmaceuticals	5.5%
Oil & Gas	5.4%
Aerospace/Defense	5.1%
Semiconductors	4.9%
Software	4.2%
Chemicals	4.0%
Media	3.6%
Other Assets in Excess of Liabilities - Net	47.4%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, as compared to its benchmark:

		Inception** -	Inception*** -
	One Year	September 30, 2017	September 30, 2017
Leland Thomson Reuters Venture Capital Index Fund - Class A	33.24%	19.60%	N/A
Leland Thomson Reuters Venture Capital Index Fund - Class A with load	25.65%	17.48%	N/A
Leland Thomson Reuters Venture Capital Index Fund - Class C	32.19%	N/A	22.73%
Leland Thomson Reuters Venture Capital Index Fund - Class I	33.66%	19.78%	N/A
NASDAQ OTC Composite Index ****	22.29%	13.63%	16.74%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2018, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigations expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers other than the Adviser)) will not exceed 1.75%, 2.50%, and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waivers are 1.85% for Class A shares, 2.60% for Class C shares and 1.60% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is October 1, 2014.

***	Inception date is September 23, 2015.

***	National Association of Securities Dealers Automated Quotation System (NASDAQ) is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The NASDAQ OTC Composite index is compiled of more than 4,800 stocks that are traded via this system. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $5,000,000 Investment

Portfolio Composition as of September 30, 2017	% of Net Assets
Software	25.1%
Internet	15.7%
Computers	12.3%
Commercial Services	8.5%
Healthcare-Products	8.3%
Healthcare-Services	7.2%
Diversified Financial Services	4.9%
Semiconductors	2.5%
Telecommunications	2.4%
Miscellaneous Manufacturing	1.4%
Other Assets in Excess of Liabilities - Net	11.7%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

LELAND CURRENCY STRATEGY FUND
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Fair Value
	SHORT-TERM INVESTMENTS - 93.4%
	MONEY MARKET FUND - 93.4%
16,584,149	Invesco Short Term Investments Trust - Treasury Portfolio
	Institutional Class, to yield 0.90% * (Cost $16,584,149)	$16,584,149

	TOTAL INVESTMENTS - 93.4% (Cost $16,584,149) (a)	$16,584,149
	OTHER ASSETS IN EXCESS OF LIABILITIES - 6.6%	1,180,255
	NET ASSETS - 100.0%	$17,764,404

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $16,584,149 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$—
Unrealized depreciation	—
Net unrealized appreciation	$—

Forward Foreign Currency Contracts

	Settlement		U.S. $ Value at		U.S. $ Value at	Asset Derivatives	Liability Derivatives
Counterparty	Date	Fund Receiving	September 30, 2017	Fund Delivering	September 30, 2017	Unrealized Appreciation	Unrealized Depreciation
UBS	10/20/2017	Australian	3,409,492	U.S.	3,476,896	$—	$(67,404)
UBS	10/20/2017	British	2,912,862	U.S.	2,877,720	35,142	—
UBS	10/20/2017	Canadian	3,424,887	U.S.	3,503,729	—	(78,842)
UBS	10/20/2017	Japanese	3,088,715	U.S.	3,145,478	—	(56,763)
UBS	10/20/2017	New Zealand	3,608,519	U.S.	3,627,853	—	(19,334)
UBS	10/20/2017	Norwegian	5,023,351	U.S.	5,131,007	—	(107,656)
UBS	10/20/2017	Singapore	6,876,961	U.S.	6,921,160	—	(44,199)
UBS	10/20/2017	Swedish	5,270,835	U.S.	5,260,986	9,849	—
UBS	10/20/2017	Swiss	2,820,792	U.S.	2,838,461	—	(17,669)
UBS	10/20/2017	U.S.	237	Australian	237	—	—
UBS	10/20/2017	U.S.	127,356	British	126,601	755	—
UBS	10/20/2017	U.S.	80,467	Canadian	79,752	715	—
UBS	10/20/2017	U.S.	1,883,065	Euro	1,867,210	15,855	—
UBS	10/20/2017	U.S.	4,642,331	Japanese	4,595,687	46,644	—
UBS	10/20/2017	U.S.	1,701,481	Norwegian	1,682,844	18,637	—
UBS	10/20/2017	U.S.	152,969	Singapore	153,261	—	(292)
UBS	10/20/2017	U.S.	1,763,213	Swedish	1,732,809	30,404	—
UBS	10/20/2017	U.S.	4,188,062	Swiss	4,158,114	29,948	—
						$187,949	$(392,159)

See accompanying notes to financial statements.

LELAND REAL ASSET OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Fair Value
	COMMON STOCKS - 21.2%
	OIL & GAS - 3.7%
15,926	Andeavor	$1,642,767

	TRANSPORTATION - 17.5%
470,959	DHT Holdings, Inc.	1,874,417
181,396	Euronav NV	1,469,307
328,455	Scorpio Tankers, Inc.	1,126,601
362,966	Teekay Corp.	3,241,286
		7,711,611

	TOTAL COMMON STOCKS (Cost $9,548,890)	9,354,378

	EXCHANGE TRADED FUNDS - 5.3%
	EQUITY FUND - 5.3%
248,044	InfraCap MLP ETF	2,314,251
	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,860,287)	2,314,251

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 61.2%
	DIVERSIFIED REITs - 29.1%
170,469	Colony NorthStar, Inc.	2,141,091
63,113	Gramercy Property Trust	1,909,168
114,039	Lexington Realty Trust	1,165,479
285,004	New Residential Investment Corp.	4,768,117
142,069	Spirit Realty Capital, Inc.	1,217,531
193,115	VEREIT, Inc.	1,600,923
		12,802,309
	HEALTH CARE REITs - 7.6%
225,164	New Senior Investment Group	2,060,251
39,610	Omega Healthcare Investors, Inc.	1,263,955
		3,324,206
	HOTEL & RESORT REITs - 8.6%
62,820	Hospitality Properties Trust	1,789,742
91,507	RLJ Lodging Trust	2,013,160
		3,802,902
	MORTGAGE REITs - 10.1%
53,439	Blackstone Mortgage Trust, Inc.	1,657,678
128,357	Starwood Property Trust, Inc.	2,787,914
		4,445,592
	REGIONAL MALL REITs - 5.8%
65,063	GGP, Inc.	1,351,358
7,503	Simon Property Group, Inc.	1,208,058
		2,559,416

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $22,959,685)	26,934,425

	SHORT-TERM INVESTMENTS - 11.5%
	MONEY MARKET FUND - 11.5%
5,052,938	Invesco Short Term Investments Trust - Liquid Assets Portfolio
	Institutional Class, to yield 1.18% ** (Cost $5,052,938)	5,052,938

	TOTAL INVESTMENTS - 99.2% (Cost $40,421,800) (a)	$43,655,992
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%	336,033
	NET ASSETS - 100.0%	$43,992,025

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $41,734,261 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$5,216,721
Unrealized depreciation	(3,294,990)
Net unrealized appreciation	$1,921,731

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Fair Value
	COMMON STOCKS - 97.8%
	AEROSPACE/DEFENSE - 5.1%
651	Boeing Co.	$165,491
275	General Dynamics Corp.	56,534
310	Lockheed Martin Corp.	96,190
204	Northrop Grumman Corp.	58,695
343	Raytheon Co.	63,997
950	United Technologies Corp.	110,276
		551,183
	AGRICULTURE - 2.8%
1,818	Altria Group, Inc.	115,298
473	Archer-Daniels-Midland Co.	20,107
1,456	Philip Morris International, Inc.	161,631
		297,036
	APPAREL - 0.5%
1,019	NIKE, Inc.	52,835

	AUTO MANUFACTURERS - 1.0%
3,003	Ford Motor Co.	35,946
1,052	General Motors Co.	42,480
76	Tesla, Inc. *	25,924
		104,350
	BANKS - 6.6%
5,051	Bank of America Corp.	127,992
522	Bank of New York Mellon Corp.	27,676
1,394	Citigroup, Inc.	101,400
199	Goldman Sachs Group, Inc.	47,201
1,782	JPMorgan Chase & Co.	170,199
770	Morgan Stanley	37,091
241	PNC Financial Services Group, Inc.	32,480
808	US Bancorp	43,301
2,255	Wells Fargo & Co.	124,363
		711,703
	BEVERAGES - 3.2%
3,635	Coca-Cola Co.	163,611
162	Constellation Brands, Inc.	32,311
1,338	PepsiCo, Inc.	149,093
		345,015
	BIOTECHNOLOGY - 2.1%
362	Amgen, Inc.	67,495
109	Biogen, Inc. *	34,130
455	Celgene Corp. *	66,348
724	Gilead Sciences, Inc.	58,658
		226,631
	BUILDING MATERIALS - 0.6%
729	Johnson Controls International plc	29,371
67	Martin Marietta Materials, Inc.	13,817
136	Vulcan Materials Co.	16,266
		59,454
	CHEMICALS - 4.0%
238	Air Products & Chemicals, Inc.	35,990
2,618	DowDuPont, Inc.	181,244
359	LyondellBasell Industries NV	35,559
527	Monsanto Co.	63,145
304	PPG Industries, Inc.	33,033
305	Praxair, Inc.	42,621
97	Sherwin-Williams Co.	34,730
		426,322
	COMMERCIAL SERVICES - 1.8%
391	Automatic Data Processing, Inc.	42,744
310	Ecolab, Inc.	39,869
993	PayPal Holdings, Inc. *	63,582
303	S&P Global, Inc.	47,362
		193,557

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	COMPUTERS - 3.6%
538	Accenture PLC - Cl. A	$72,668
1,043	Apple, Inc. #	160,747
534	Cognizant Technology Solutions Corp.	38,736
749	International Business Machines Corp.	108,665
		380,816
	COSMETICS/PERSONAL CARE - 1.8%
828	Colgate-Palmolive Co.	60,320
1,469	Procter & Gamble Co. #	133,650
		193,970
	DIVERSIFIED FINANCIAL SERVICES - 3.5%
376	American Express Co.	34,013
63	BlackRock, Inc. - Cl. A	28,167
587	Charles Schwab Corp.	25,675
821	MasterCard, Inc. - Cl. A	115,925
1,614	Visa, Inc. - Cl. A	169,857
		373,637
	ELECTRIC - 2.0%
275	American Electric Power, Inc.	19,316
352	Dominion Resources, Inc.	27,079
415	Duke Energy Corp.	34,827
180	Edison International	13,891
549	Exelon Corp.	20,681
259	NextEra Energy, Inc.	37,956
301	PG&E Corp.	20,495
381	PPL Corp.	14,459
581	Southern Co.	28,550
		217,254
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
765	Emerson Electric Co.	48,073

	ELECTRONICS - 1.2%
902	Honeywell International, Inc.	127,849

	FOOD - 1.8%
505	General Mills, Inc.	26,139
895	Kraft Heinz Co.	69,407
758	Kroger Co.	15,205
1,444	Mondelez International, Inc. - Cl. A	58,713
501	Sysco Corp.	27,029
		196,493
	FOREST PRODUCTS & PAPER - 0.2%
468	International Paper Co.	26,592

	GAS - 0.2%
140	Sempra Energy	15,978

	HEALTHCARE-PRODUCTS - 1.5%
1,012	Abbott Laboratories	54,000
793	Medtronic PLC	61,672
228	Thermo Fisher Scientific, Inc.	43,138
		158,810
	HEALTHCARE-SERVICES - 1.0%
529	UnitedHealth Group, Inc.	103,605

	HOUSEHOLD PRODUCTS/WARES - 0.3%
311	Kimberly-Clark Corp.	36,598

	INSURANCE - 2.8%
451	American International Group, Inc.	27,687
953	Berkshire Hathaway, Inc. *	174,704
203	Chubb Ltd.	28,938
258	Marsh & McLennan Cos., Inc.	21,623
460	MetLife, Inc.	23,897
214	Prudential Financial, Inc.	22,752
		299,601

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	INTERNET - 6.5%
137	Alphabet, Inc. - Cl. A *	$133,400
168	Alphabet, Inc. - Cl. C *#	161,130
143	Amazon.com, Inc. *#	137,473
816	Facebook, Inc. - Cl. A *#	139,430
329	Netflix, Inc. *	59,664
38	Priceline Group, Inc. *	69,571
		700,668
	IRON/STEEL - 0.2%
346	Nucor Corp.	19,390

	LODGING - 0.3%
253	Marriott International, Inc.	27,896

	MACHINERY-CONSTRUCTION & MINING - 0.8%
695	Caterpillar, Inc.	86,673

	MACHINERY-DIVERSIFIED - 0.6%
124	Cummins, Inc.	20,836
337	Deere & Co.	42,324
		63,160
	MEDIA - 3.6%
197	Charter Communications, Inc. - Cl. A *	71,594
3,485	Comcast Corp.	134,103
601	Time Warner, Inc.	61,572
1,228	Walt Disney Co.	121,044
		388,313
	MINING - 0.4%
1,515	Freeport-McMoRan, Inc. *	21,271
584	Newmont Mining Corp.	21,906
		43,177
	MISCELLANEOUS MANUFACTURING - 3.4%
701	3M Co.	147,140
526	Eaton Corp PLC	40,392
5,149	General Electric Co. #	124,503
340	Illinois Tool Works, Inc.	50,306
		362,341
	OIL & GAS - 5.4%
366	Anadarko Petroleum Corp.	17,879
105	Andeavor	10,831
267	Apache Corp.	12,229
1,330	Chevron Corp.	156,275
81	Concho Resources, Inc. *	10,669
868	ConocoPhillips	43,443
364	Devon Energy Corp.	13,362
375	EOG Resources, Inc.	36,277
1,915	Exxon Mobil Corp. #	156,992
350	Marathon Petroleum Corp.	19,628
508	Occidental Petroleum Corp.	32,619
304	Phillips 66	27,847
118	Pioneer Natural Resources Co.	17,410
314	Valero Energy Corp.	24,156
		579,617
	OIL&GAS SERVICES - 0.9%
563	Halliburton Co.	25,915
905	Schlumberger, Ltd.	63,133
323	TechnipFMC PLC *	9,018
		98,066
	PACKAGING & CONTAINERS - 0.1%
360	Ball Corp.	14,868

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	PHARMACEUTICALS - 5.5%
814	AbbVie, Inc.	$72,332
194	Allergan PLC	39,760
955	Bristol-Myers Squibb Co.	60,872
262	Cardinal Health, Inc.	17,533
529	Eli Lilly & Co.	45,251
526	Express Scripts Holding Co. *	33,306
572	Johnson & Johnson #	74,366
185	McKesson Corp.	28,418
1,506	Merck & Co., Inc.	96,429
3,454	Pfizer, Inc.	123,308
		591,575
	PIPELINES - 0.5%
1,400	Kinder Morgan, Inc.	26,852
229	ONEOK, Inc.	12,689
524	Williams Cos, Inc.	15,725
		55,266
	RETAIL - 6.8%
337	Costco Wholesale Corp.	55,366
961	CVS Health Corp.	78,149
865	Home Depot, Inc.	141,479
668	Lowe’s Cos., Inc.	53,400
629	McDonald’s Corp.	98,552
1,132	Starbucks Corp.	60,800
422	Target Corp.	24,902
463	TJX Cos, Inc.	34,137
881	Walgreens Boots Alliance, Inc.	68,031
1,456	Wal-Mart Stores, Inc.	113,772
		728,588
	SEMICONDUCTORS - 4.9%
938	Applied Materials, Inc.	48,860
281	Broadcom Corp.	68,154
4,119	Intel Corp.	156,852
451	NVIDIA Corp.	80,625
323	NXP Semiconductors NV *	36,528
1,284	QUALCOMM, Inc.	66,563
756	Texas Instruments, Inc.	67,768
		525,350
	SOFTWARE - 4.2%
562	Activision Blizzard, Inc.	36,255
374	Adobe Systems, Inc. *	55,793
2,318	Microsoft Corp. #	172,668
2,799	Oracle Corp.	135,332
542	salesforce.com, Inc. *	50,634
		450,682
	TELECOMMUNICATIONS - 2.7%
1,761	AT&T, Inc.	68,978
152	CenturyLink, Inc.	2,873
4,354	Cisco Systems, Inc.	146,425
84	Level 3 Communications, Inc. *	4,476
91	T-Mobile US, Inc. *	5,611
1,167	Verizon Communications, Inc.	57,755
		286,118
	TRANSPORTATION - 3.0%
1,017	CSX Corp.	55,182
272	FedEx Corp.	61,358
901	Union Pacific Corp.	104,489
809	United Parcel Service, Inc. - Cl. B	97,153
		318,182

	TOTAL COMMON STOCK (Cost $8,879,080)	10,487,292

	REAL ESTATE INVESTMENT TRUSTS - 0.5%
214	American Tower Corp.	29,249
131	Simon Property Group, Inc.	21,092
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $44,512)	50,341

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	SHORT-TERM INVESTMENTS - 0.5%
	MONEY MARKET FUND - 0.5%
53,289	Invesco Short Term Investments Trust - Treasury Portfolio
	Institutional Class, to yield 0.90% ** (Cost $53,289)	$53,289

	TOTAL INVESTMENTS - 98.8% (Cost $8,976,881) (a)	$10,590,922
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2%	130,744
	NET ASSETS - 100.0%	$10,721,666

ETF - Exchange Traded Fund

PLC - Public Limited Company

*	Non-income producting security

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2017.

#	All or a portion of the security is segregated as collateral for swap contracts at September 30, 2017. Total collateral had a value of $869,392 at September 30, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,005,461 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,869,931
Unrealized depreciation	(284,470)
Net unrealized appreciation	$1,585,461

SWAP CONTRACTS ***

A list of the outstanding OTC swap agreements held by the Fund at September 30, 2017 are as follows:

				Termination		Value and Net
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Date	Notional Amount	Unrealized Gain (Loss)
Societe Generale	Index Swap ~	0.60%	Index Return	10/2/2017	$10,374,066	$134,277
Societe Generale	Basket Swap ^	1-Month LIBOR +	Basket Return	10/2/2017	1,664,362	(22,539)
		0.60%
Net Unrealized Gain from Open Swap Contracts						$111,738

***	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the swaps contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s swap contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

~	The Index Swap is made up of the Dow Jones Industrial Average Total Return Index, the S&P 500 Total Return Index and the Nasdaq 100 Total Return Index.

^	The following table represents the individual common stock exposure comprising the Societe Generale Equity Basket Swap as on September 30, 2017.

Societe Generale Equity Basket Swap

Shares	Description	Fair Value	% of Basket
107	Alphabet, Inc. - Cl. A	104,188	6.3%
100	Alphabet, Inc. - Cl. C	95,911	5.8%
164	Amazon.com, Inc.	157,661	9.6%
2,250	Apple, Inc.	346,704	21.1%
1,000	Exxon Mobil Corp.	81,980	5.0%
1,120	Facebook, Inc.	191,374	11.7%
5,078	General Electric Co.	122,786	7.5%
1,000	Johnson & Johnson	130,010	7.9%
4,400	Microsoft Corp.	327,756	20.0%
929	Procter & Gamble Co.	84,520	5.1%
		1,642,890	100.0%

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Fair Value
	COMMON STOCKS - 100.2%
	AEROSPACE/DEFENSE - 1.3%
311	Boeing Co.	$79,059
148	Lockheed Martin Corp.	45,923
454	United Technologies Corp.	52,700
		177,682
	AGRICULTURE - 0.5%
491	Altria Group, Inc.	31,139
392	Philip Morris International, Inc.	43,516
		74,655
	AUTO PARTS & EQUIPMENT - 0.9%
1,923	Mobileye NV *	119,611

	BANKS - 0.8%
889	Bank of America Corp.	22,527
245	Citigroup, Inc.	17,821
34	Goldman Sachs Group, Inc.	8,064
313	JPMorgan Chase & Co.	29,895
142	US Bancorp	7,610
397	Wells Fargo & Co.	21,894
		107,811
	BEVERAGES - 0.6%
982	Coca-Cola Co.	44,200
361	PepsiCo, Inc.	40,226
		84,426
	BIOTECHNOLOGY - 0.5%
61	Amgen, Inc.	11,373
77	Celgene Corp. *	11,228
234	Illumina, Inc. *	46,613
		69,214
	CHEMICALS - 1.3%
98	Air Products & Chemicals, Inc.	14,820
1,149	DowDuPont, Inc.	79,545
148	LyondellBasell Industries NV	14,659
215	Monsanto Co.	25,761
126	PPG Industries, Inc.	13,691
126	Praxair, Inc.	17,607
39	Sherwin-Williams Co.	13,964
		180,047
	COMMERCIAL SERVICES - 8.5%
2,878	Automatic Data Processing, Inc. #	314,623
311	CoStar Group, Inc. *	83,426
128	Ecolab, Inc.	16,462
727	Gartner, Inc. *	90,446
5,086	Paypal Holdings, Inc. *#	325,657
3,411	Square, Inc. *	98,271
1,760	Total System Services, Inc	115,280
1,491	Verisk Analytics, Inc. *	124,036
		1,168,201
	COMPUTERS - 12.3%
2,515	Accenture PLC #	339,701
1,408	Amdocs Ltd.	90,563
1,626	Apple, Inc. #	250,599
1,441	Check Point Software Technologies Ltd. *	164,303
5,970	Cognizant Technology Solutions Corp. - Cl. A #	433,064
1,221	DXC Technology Co.	104,860
974	HP, Inc.	19,441
2,045	International Business Machines Corp. #	296,689
		1,699,220
	COSMETICS/PERSONAL CARE - 0.4%
647	Procter & Gamble Co.	58,864

	DIVERSIFIED FINANCIAL SERVICES - 4.9%
2,521	MasterCard, Inc. - Cl. A #	355,965
3,042	Visa, Inc. - Cl. A #	320,140
		676,105
	ELECTRONICS - 1.0%
691	Agilent Technologies, Inc.	44,362
431	Honeywell International, Inc.	61,090
169	Waters Corp. *	30,339
		135,791

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	FOOD - 0.2%
241	Kraft Heinz Co.	$18,690
389	Mondelez International, Inc. - Cl. A	15,817
		34,507
	FOREST PRODUCTS & PAPER - 0.1%
191	International Paper Co.	10,853

	HEALTHCARE-PRODUCTS - 8.3%
1,256	Baxter International, Inc.	78,814
488	Becton Dickinson and Co.	95,624
2,535	Boston Scientific Corp. *	73,946
147	CR Bard, Inc.	47,114
1,403	Danaher Corp.	120,349
515	DENTSPLY SIRONA, Inc.	30,802
476	Edwards Lifesciences Corp. *	52,032
74	Intuitive Surgical, Inc. *	77,395
3,143	Medtronic PLC	244,431
736	Stryker Corp.	104,527
906	Thermo Fisher Scientific, Inc.	171,415
466	Zimmer Biomet Holdings, Inc.	54,564
		1,151,013
	HEALTHCARE-SERVICES - 7.2%
816	Aetna, Inc.	129,752
613	Anthem, Inc.	116,396
386	Centene Corp. *	37,353
595	Cigna Corp.	111,229
695	HCA Holdings, Inc. *	55,315
299	Humana, Inc.	72,845
214	Laboratory Corp of America Holdings *	32,308
264	Quest Diagnostics, Inc.	24,721
2,096	UnitedHealth Group, Inc. #	410,502
		990,421
	INSURANCE - 0.2%
167	Berkshire Hathaway, Inc. *	30,614

	INTERNET - 15.7%
312	Alphabet, Inc. - Cl. A *#	303,801
328	Alphabet, Inc. - Cl. C *#	314,588
50	Amazon.com, Inc. *	48,068
9,983	eBay, Inc. *#	383,946
1,808	Facebook, Inc. - Cl. A *#	308,933
354	MercadoLibre, Inc.	91,661
1,683	Netflix, Inc. *#	305,212
892	Palo Alto Networks, Inc. *	128,537
5,166	Symantec Corp.	169,496
6,675	Twitter, Inc. *	112,607
		2,166,849
	MACHINERY - CONTRUCTION & MINING - 0.3%
332	Caterpillar, Inc.	41,404

	MEDIA - 0.3%
575	Comcast Corp.	22,126
202	Walt Disney Co.	19,911
		42,037
	MINING - 0.1%
620	Freeport-McMoRan, Inc. *	8,705

	MISCELLANEOUS MANUFACTURING - 1.4%
335	3M Co.	70,317
4,895	General Electric Co.	118,361
		188,678

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	OIL & GAS - 1.2%
385	Chevron Corp.	$45,238
251	ConocoPhillips	12,563
108	EOG Resources, Inc.	10,448
845	Exxon Mobil Corp.	69,273
147	Occidental Petroleum Corp.	9,439
87	Phillips 66	7,970
90	Valero Energy Corp.	6,924
		161,855
	OIL & GAS SERVICES - 0.2%
163	Halliburton Co.	7,503
262	Schlumberger Ltd.	18,277
		25,780
	PHARMACEUTICALS - 0.5%
267	Johnson & Johnson	34,713
255	Merck & Co., Inc.	16,328
588	Pfizer, Inc.	20,992
		72,033
	PIPELINES - 0.1%
406	Kinder Morgan Inc.	7,787

	RETAIL - 0.7%
259	CVS Health Corp.	21,062
143	Home Depot, Inc.	23,389
238	Walgreens Boots Alliance, Inc.	18,378
392	Wal-Mart Stores, Inc.	30,631
		93,460
	SEMICONDUCTORS - 2.5%
621	Applied Materials, Inc.	32,348
186	Broadcom Ltd.	45,112
2,731	Intel Corp.	103,996
299	NVIDIA Corp.	53,452
214	NXP Semiconductors NV *	24,201
850	QUALCOMM, Inc.	44,064
501	Texas Instruments, Inc.	44,910
		348,083
	SOFTWARE - 25.1%
6,275	Activision Blizzard, Inc. #	404,800
2,182	Adobe Systems, Inc. *#	325,511
1,843	Autodesk, Inc. *	206,895
3,009	CA, Inc.	100,440
2,450	Cadence Design Systems, Inc. *	96,701
675	Cerner Corp. *	48,141
1,484	Citrix Systems, Inc. *	114,001
2,604	Electronic Arts, Inc. *#	307,428
2,142	Intuit, Inc. #	304,464
17	j2 Gobal, Inc.	1,256
4,519	Microsoft Corp. #	336,620
6,596	Oracle Corp. #	318,916
1,583	Red Hat, Inc. *	175,491
3,554	salesforce.com, Inc. *#	332,015
1,595	ServiceNow, Inc. *	187,460
1,303	Synopsys, Inc. *	104,931
1,019	Workday, Inc. *	107,392
		3,472,462
	TELECOMMUNICATIONS - 2.4%
2,935	AT&T, Inc.	114,964
233	CenturyLink, Inc.	4,404
2,887	Cisco Systems, Inc.	97,090
136	Level 3 Communications, Inc. *	7,247
332	Sprint Corp. *	2,583
148	T-Mobile US, Inc. *	9,126
38	Telephone & Data Systems, Inc.	1,060
25	United States Cellular Corp. *	885
1,946	Verizon Communications, Inc.	96,308
88	Zayo Group Holdings, Inc. *	3,029
		336,696

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value

	TRANSPORTATION - 0.7%
430	Union Pacific Corp.	$49,867
387	United Parcel Service, Inc. - Cl. B	46,475
		96,342

	TOTAL COMMON STOCK (Cost $11,226,987)	13,831,206

	SHORT-TERM INVESTMENTS - 1.7%
	MONEY MARKET FUND - 1.7%
237,365	Invesco Short Term Investments Trust - Treasury Portfolio
	Institutional Class, to yield 0.90% ** (Cost $237,365)	237,365

	TOTAL INVESTMENTS - 101.9% (Cost $11,464,352) (a)	$14,068,571
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9)%	(260,691)
	NET ASSETS - 100.0%	$13,807,880

ETF- Exchange Traded Fund

*	Non-income producting security

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2017.

#	All or a portion of the security is segregated as collateral for swap contracts at September 30, 2017. Total collateral had a value of $2,585,779 at September 30, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,582,541 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,987,707
Unrealized depreciation	(501,677)
Net unrealized appreciation	$2,486,030

SWAP CONTRACTS ***

A list of the outstanding OTC swap agreements held by the Fund at September 30, 2017 are as follows:

				Termination		Value and Net
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Date	Notional Amount	Unrealized Gain (Loss)
Societe Generale	Index Swap ~	0.60%	Index Return	10/2/2017	$13,974,854	$(339,133)
Societe Generale	Basket Swap ^	1-Month LIBOR +	Basket Return	10/2/2017	7,072,122	61,560
		0.60%
Net Unrealized Loss from Open Swap Contracts						$(277,573)

***	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the swaps contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s swap contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

~	The Index Swap is made up of the S&P 500 Total Return Index and the Nasdaq 100 Total Return Index.

^	The following table represents the individual common stock exposure comprising the Societe Generale Equity Basket Swap as on September 30, 2017.

Societe Generale Equity Basket Swap
Shares	Description	Fair Value	% of Basket
3,500	Accenture PLC	$472,745	6.6%
2,000	Adobe Systems, Inc.	298,360	4.2%
667	Alphabet, Inc. - Cl. A	649,471	9.1%
668	Alphabet, Inc. - Cl. C	640,685	9.0%
1,433	Apple, Inc.	220,854	3.1%
1,500	Automatic Data Processing,	163,980	2.3%
3,635	Facebook, Inc.	621,112	8.7%
4,500	International Business Machines Corp.	652,643	9.1%
4,500	Mastercard, Inc.	635,400	8.9%
8,000	Microsoft Corp.	595,920	8.3%
2,000	Netflix, Inc.	362,700	5.1%
12,000	Oracle Corp.	580,200	8.1%
6,000	Paypal Holdings, Inc.	384,180	5.4%
2,500	salesforce.com, Inc.	233,550	3.3%
6,000	Visa, Inc.	631,440	8.8%
		7,143,240	100.0%

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2017

		Leland Real	Leland Thomson	Leland Thomson
		Asset	Reuters Private	Reuters Venture
	Leland Currency	Opportunities	Equity Index	Capital Index
	Strategy Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$16,584,149	$40,421,800	$8,976,881	$11,464,352
At value	$16,584,149	$43,655,992	$10,590,922	$14,068,571
Cash	—	3,701	—	—
Cash held as collateral	1,405,182	—	—	—
Unrealized gain on swap contracts	—	—	134,277	61,560
Unrealized appreciation on forward foreign currency transactions	187,949	—	—	—
Receivable for Fund shares sold	11,539	4,100	9,632	7,300
Dividends and interest receivable	11,892	406,216	10,857	8,218
Prepaid expenses and other assets	16,552	33,869	13,921	24,369
TOTAL ASSETS	18,217,263	44,103,878	10,759,609	14,170,018

LIABILITIES
Unrealized loss on swap contracts	—	—	22,539	339,133
Unrealized depreciation on forward foreign currency transactions	392,159	—	—	—
Payable for Fund shares redeemed	21,809	30,223	—	—
Investment advisory fees payable	21,696	48,994	4,247	10,408
Distribution (12b-1) fees payable	2,076	8,864	—	—
Interest payable - Swaps	—	—	5,187	6,987
Payable to related parties	10,569	19,588	5,568	5,586
Accrued expenses and other liabilities	4,550	4,184	402	24
TOTAL LIABILITIES	452,859	111,853	37,943	362,138
NET ASSETS	$17,764,404	$43,992,025	$10,721,666	$13,807,880

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$18,954,083	$91,110,245	$8,803,237	$10,075,475
Accumulated net investment income (loss)	(274,304)	65,826	(17,881)	277,573
Accumulated net realized gain (loss) on security transactions, foreign exchange contracts, swap contracts and option contracts	(711,165)	(50,418,238)	210,531	1,128,186
Net unrealized appreciation (depreciation) on security transactions, currency translations, swap contracts and option contracts	(204,210)	3,234,192	1,725,779	2,326,646
NET ASSETS	$17,764,404	$43,992,025	$10,721,666	$13,807,880

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$6,039,533	$9,253,655	$727,863	$1,518,979
Shares of beneficial interest outstanding	498,843	1,020,150	61,542	103,107
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$12.11	$9.07	$11.83	$14.73
Maximum offering price per share (maximum sales charge of 5.75%)	$12.85	$9.62	$12.55	$15.63

Class C Shares :
Net Assets	$920,197	$10,388,256	$109,775	$97,908
Shares of beneficial interest outstanding	77,563	1,155,981	9,373	6,742
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)(b)	$11.86	$8.99	$11.71	$14.52

Class I Shares:
Net Assets	$10,804,674	$24,350,114	$9,884,028	$12,190,993
Shares of beneficial interest outstanding	888,609	2,724,411	831,762	824,471
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.16	$8.94	$11.88	$14.79

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(b)	Investments in Class C shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) of the purchase price on shares redeemed during the first 12 months after their purchase.

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2017

		Leland Real	Leland Thomson	Leland Thomson
	Leland	Asset	Reuters Private	Reuters Venture
	Currency	Opportunities	Equity Index	Capital Index
	Strategy Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$—	$2,554,278	$180,895	$115,397
Interest	97,816	26,911	1,690	2,779
TOTAL INVESTMENT INCOME	97,816	2,581,189	182,585	118,176

EXPENSES
Investment advisory fees	246,079	524,254	105,677	144,114
Distribution (12b-1) fees:
Class A	16,412	31,977	465	1,649
Class C	11,728	125,202	955	470
Administrative services fees	101,615	252,270	41,222	55,147
Shareholder service fees	16,724	40,340	6,409	1,478
TOTAL EXPENSES	392,558	974,043	154,728	202,858

Less: Fees waived by the Advisor	(42,088)	(214,515)	(26,282)	(27,413)

NET EXPENSES	350,470	759,528	128,446	175,445

NET INVESTMENT INCOME (LOSS)	(252,654)	1,821,661	54,139	(57,269)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	—	3,047,496	197,860	784,361
Forward foreign currency transactions (a)	873,360	(203)	—	—
Swaps	—	—	(28,225)	1,187,081
Options written	—	198,408	—	—
Reimbursement by Advisor	26,181	—	—	—
Net realized gain (loss) from:	899,541	3,245,701	169,635	1,971,442
Net change in unrealized appreciation (depreciation) on:
Investments	—	(1,868,887)	1,029,893	1,475,565
Forward foreign currency translations	(145,283)	—	—	—
Swaps	—	—	93,668	(489,448)
Options written	—	202,840	—	—
Net change in unrealized appreciation (depreciation) on investments	(145,283)	(1,666,047)	1,123,561	986,117

NET REALIZED AND UNREALIZED GAIN	754,258	1,579,654	1,293,196	2,957,559

NET INCREASE IN NET ASSETS	$501,604	$3,401,315	$1,347,335	$2,900,290

(a)	Includes realized loss of $26,181 for the Leland Currency Strategy Fund, due to investment violation reimbursed by the Advisor. See Note 4 in the Notes to the Financial Statements.

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Leland Currency Strategy Fund

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
FROM OPERATIONS
Net investment loss	$(252,654)	$(294,452)
Net realized gain (loss) on forward foreign currency transactions	873,360 (a)	(1,505,159)
Net increase from reimbursement by Advisor (b)	26,181
Net change in unrealized appreciation (depreciation) on forward foreign currency translations	(145,283)	28,391
Net increase (decrease) in net assets resulting from operations	501,604	(1,771,220)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,469,476	10,609,032
Class C	39,500	1,411,649
Class I	4,557,621	29,654,767
Redemption fee proceeds:
Class A	34	12,023
Class C	2	233
Class I	212	898
Payments for shares redeemed:
Class A	(2,969,676)	(4,739,562)
Class C	(594,002)	(204,879)
Class I	(15,601,868)	(8,748,725)
Net increase (decrease) in net assets from shares of beneficial interest	(13,098,701)	27,995,436

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,597,097)	26,224,216

NET ASSETS
Beginning of Year	30,361,501	4,137,285
End of Year*	$17,764,404	$30,361,501
* Includes accumulated net investment loss of:	$(274,304)	$(127,085)

SHARE ACTIVITY
Class A:
Shares Sold	126,800	879,974
Shares Redeemed	(257,346)	(400,006)
Net increase (decrease) in shares of beneficial interest outstanding	(130,546)	479,968

Class C:
Shares Sold	3,452	116,564
Shares Redeemed	(51,864)	(17,569)
Net increase (decrease) in shares of beneficial interest outstanding	(48,412)	98,995

Class I:
Shares Sold	392,212	2,438,974
Shares Redeemed	(1,365,427)	(744,911)
Net increase (decrease) in shares of beneficial interest outstanding	(973,215)	1,694,063

(a)	Includes realized loss of $26,181 for the Leland Currency Strategy Fund, due to investment violation reimbursed by the Advisor. See Note 4 in the Notes to the Financial Statements.

(b)	See Note 4 in the Notes to the Financial Statement

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leland Real Asset Opportunities Fund

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
FROM OPERATIONS
Net investment income	$1,821,661	$2,215,243
Net realized gain (loss) on investments and option contracts	3,245,701	(3,246,223)
Net change in unrealized appreciation (depreciation) on investments and option contracts	(1,666,047)	10,693,089
Net increase in net assets resulting from operations	3,401,315	9,662,109

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(492,524)	(374,754)
Class C	(407,051)	(309,271)
Class I	(1,143,272)	(816,816)
Net decrease in net assets resulting from distributions to shareholders	(2,042,847)	(1,500,841)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,816,090	2,954,582
Class C	197,956	546,250
Class I	7,062,880	10,037,098
Net asset value of shares issued in reinvestment of distributions:
Class A	457,343	356,988
Class C	386,799	290,526
Class I	1,079,274	773,798
Redemption fee proceeds:
Class A	281	49
Class C	1	48
Class I	6	84
Payments for shares redeemed:
Class A	(7,639,752)	(11,778,284)
Class C	(4,677,159)	(9,115,153)
Class I	(12,076,335)	(21,507,588)
Net decrease in net assets from shares of beneficial interest	(13,392,616)	(27,441,602)

TOTAL DECREASE IN NET ASSETS	(12,034,148)	(19,280,334)

NET ASSETS
Beginning of Year	56,026,173	75,306,507
End of Year*	$43,992,025	$56,026,173
* Includes accumulated net investment income of:	$65,826	$287,215

SHARE ACTIVITY
Class A:
Shares Sold	197,724	381,301
Shares Reinvested	50,717	47,884
Shares Redeemed	(840,266)	(1,559,626)
Net decrease in shares of beneficial interest outstanding	(591,825)	(1,130,441)

Class C:
Shares Sold	22,014	67,901
Shares Reinvested	43,252	39,486
Shares Redeemed	(518,724)	(1,208,648)
Net decrease in shares of beneficial interest outstanding	(453,458)	(1,101,261)

Class I:
Shares Sold	789,683	1,239,360
Shares Reinvested	121,401	101,026
Shares Redeemed	(1,360,288)	(2,872,048)
Net decrease in shares of beneficial interest outstanding	(449,204)	(1,531,662)

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leland Thomson Reuters Private Equity Index Fund

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
FROM OPERATIONS
Net investment income	$54,139	$42,609
Net realized gain on security transactions and swap contracts	169,635	290,349
Net change in unrealized appreciation on security transactions and swap contracts	1,123,561	594,008
Net increase in net assets resulting from operations	1,347,335	926,966

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(1,005)	—
Class C	(1,375)	—
Class I	(104,352)	—
From net investment income:
Class A	—	(131)
Class C	—	(1)
Class I	—	(250,666)
Net decrease in net assets resulting from distributions to shareholders	(106,732)	(250,798)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	747,794	23,996
Class C	—	90,000
Class I	2,177,838	910,605
Net asset value of shares issued in reinvestment of distributions:
Class A	1,005	131
Class C	1,375	1
Class I	101,006	245,784
Redemption fee proceeds:
Class I	5	10
Payments for shares redeemed:
Class A	(78,760)	(529)
Class I	(424,147)	(92,877)
Net increase in net assets from shares of beneficial interest	2,526,116	1,177,121

TOTAL INCREASE IN NET ASSETS	3,766,719	1,853,289

NET ASSETS
Beginning of Year	6,954,947	5,101,658
End of Year*	$10,721,666	$6,954,947
* Includes accumulated net investment loss of:	$(17,881)	$(18,070)

SHARE ACTIVITY
Class A:
Shares Sold	65,906	2,457
Shares Reinvested	96	13
Shares Redeemed	(6,877)	(54)
Net increase in shares of beneficial interest outstanding	59,125	2,416

Class C:
Shares Sold	—	9,239
Shares Reinvested	132	1
Net increase in shares of beneficial interest outstanding	132	9,240

Class I:
Shares Sold	197,124	98,848
Shares Reinvested	9,629	24,802
Shares Redeemed	(38,650)	(9,363)
Net increase in shares of beneficial interest outstanding	168,103	114,287

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leland Thomson Reuters Venture Capital Index Fund
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
FROM OPERATIONS
Net investment loss	$(57,269)	$(16,562)
Net realized gain on security transactions and swap contracts	1,971,442	440,803
Net change in unrealized appreciation on security transactions, and swap contracts	986,117	1,728,820
Net increase in net assets resulting from operations	2,900,290	2,153,061

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(13,769)	(913)
Class C	(1,077)	—
Class I	(525,119)	(610,517)
From net investment income:
Class A	—	(524)
Class C	—	(1)
Class I	—	(358,730)
Net decrease in net assets resulting from distributions to shareholders	(539,965)	(970,685)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,170,890	309,805
Class C	56,210	40,000
Class I	2,333,433	1,124,302
Net asset value of shares issued in reinvestment of distributions:
Class A	13,769	1,437
Class C	1,077	1
Class I	512,874	960,488
Redemption fee proceeds:
Class I	—	6
Payments for shares redeemed:
Class A	(149,730)	(37,149)
Class C	—	(14,894)
Class I	(6,306,733)	(204,619)
Net increase (decrease) in net assets from shares of beneficial interest	(2,368,210)	2,179,377

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,885)	3,361,753

NET ASSETS
Beginning of Year	13,815,765	10,454,012
End of Year*	$13,807,880	$13,815,765
* Includes accumulated net investment income (loss) of:	$277,573	$(211,875)

SHARE ACTIVITY
Class A:
Shares Sold	86,005	30,200
Shares Reinvested	1,254	126
Shares Redeemed	(11,434)	(3,520)
Net increase in shares of beneficial interest outstanding	75,825	26,806

Class C:
Shares Sold	4,189	3,775
Shares Reinvested	99	0 (a)
Shares Redeemed	—	(1,322)
Net increase in shares of beneficial interest outstanding	4,288	2,453

Class I:
Shares Sold	175,390	105,320
Shares Reinvested	46,625	84,624
Shares Redeemed	(567,988)	(20,085)
Net increase (decrease) in shares of beneficial interest outstanding	(345,973)	169,859

(a)	Less than 1 share

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND CURRENCY STRATEGY FUND
	Class A
	Year Ended		Year Ended	Year Ended	Period Ended
	September 30,		September 30,	September 30,	September 30,
	2017		2016	2015	2014 (1)
Net asset value, beginning of period	$11.59		$12.03	$10.21	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.15)		(0.17)	(0.17)	0.00	(8)
Net realized and unrealized gain (loss) on investments	0.66		(0.30)	2.02	0.21
Total from investment operations	0.51		(0.47)	1.85	0.21
Paid in capital from redemption fees	0.00	(8)	0.03	0.01	—
Payment by affiliate for investment violations	0.01	(9)	—	—	—
Less distributions from:
Net investment income	—		—	(0.04)	—
Total distributions	—		—	(0.04)	—
Net asset value, end of period	$12.11		$11.59	$12.03	$10.21
Total return (3)	4.49	% (10)	(3.66)%	18.21%	2.10	% (4)
Net assets, at end of period	$6,039,533		$7,296,472	$1,798,167	$10.21
Ratio of gross expenses to average net assets (5,7)	1.94%		1.89%	16.22%	1.95	% (6)
Ratio of net expenses to average net assets (7)	1.75%		1.75%	1.75%	1.75	% (6)
Ratio of net investment income (loss) to average net assets (7)	(1.28)%		(1.44)%	(1.39)%	0.00	% (6)
Portfolio Turnover Rate	0%		0%	0%	0	% (4)

(1)	The Leland Currency Strategy Fund Class A shares commenced operations on May 30, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01.

(9)	See Note 4 in the Notes to the Financial Statements.

(10)	Before the reimbursement from Advisor for the loss on investment violation, the total return for the year would have been 4.40%.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND CURRENCY STRATEGY FUND
	Class C
	Year Ended		Year Ended		Year Ended	Period Ended
	September 30,		September 30,		September 30,	September 30,
	2017		2016		2015	2014 (1)
Net asset value, beginning of period	$11.44		$11.96		$10.21	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.23)		(0.26)		(0.26)	0.00	(8)
Net realized and unrealized gain (loss) on investments	0.64		(0.26	) (9)	2.03	0.21
Total from investment operations	0.41		(0.52)		1.77	0.21
Paid in capital from redemption fees	0.00	(8)	0.00	(8)	0.02	—
Payment by affiliate for investment violations	0.01	(10)	—		—	—
Less distributions from:
Net investment income	—		—		(0.04)	—
Total distributions	—		—		(0.04)	—
Net asset value, end of period	$11.86		$11.44		$11.96	$10.21
Total return (3)	3.67	% (11)	(4.35)%		17.53%	2.10	% (4)
Net assets, at end of period	$920,197		$1,441,739		$322,786	$10.21
Ratio of gross expenses to average net assets (5,7)	2.69%		2.64%		16.97%	2.70	% (6)
Ratio of net expenses to average net assets (7)	2.50%		2.50%		2.50%	2.50	% (6)
Ratio of net investment income (loss) to average net assets (7)	(2.04)%		(2.19)%		(2.16)%	0.00	% (6)
Portfolio Turnover Rate	0%		0%		0%	0	% (4)

(1)	The Leland Currency Strategy Fund Class C shares commenced operations on May 30, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(10)	See Note 4 in the Notes to the Financial Statements.

(11)	Before the reimbursement from Advisor for the loss on investment violation, the total return for the year would have been 3.58%.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND CURRENCY STRATEGY FUND
	Class I
	Year Ended		Year Ended		Year Ended	Period Ended
	September 30,		September 30,		September 30,	September 30,
	2017		2016		2015	2014 (1)
Net asset value, beginning of period	$11.61		$12.02		$10.21	$10.00
Activity from investment operations:
Net investment loss (2)	(0.12)		(0.14)		(0.17)	(0.05)
Net realized and unrealized gain (loss) on investments	0.66		(0.27	) (9)	2.01	0.26
Total from investment operations	0.54		(0.41)		1.84	0.21
Paid in capital from redemption fees	0.00	(8)	0.00	(8)	0.01	—
Payment by affiliate for investment violations	0.01	(10)	—		—	—
Less distributions from:
Net investment income	—		—		(0.04)	—
Total distributions	—		—		(0.04)	—
Net asset value, end of period	$12.16		$11.61		$12.02	$10.21
Total return (3)	4.74	% (11)	(3.41)%		18.11%	2.10	% (4)
Net assets, at end of period	$10,804,674		$21,623,290		$2,016,332	$107,676
Ratio of gross expenses to average net assets (5,7)	1.69%		1.64%		15.97%	1.70	% (6)
Ratio of net expenses to average net assets (7)	1.50%		1.50%		1.50%	1.50	% (6)
Ratio of net investment loss to average net assets (7)	(1.05)%		(1.18)%		(1.41)%	(1.45	)% (6)
Portfolio Turnover Rate	0%		0%		0%	0	% (4)

(1)	The Leland Currency Strategy Fund Class I shares commenced operations on May 30, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(10)	See Note 4 in the Notes to the Financial Statements.

(11)	Before the reimbursement from Advisor for the loss on investment violation, the total return for the year would have been 4.65%.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class A
	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$8.84	$7.45	$9.39	$10.00
Activity from investment operations:
Net investment income (2)	0.32	0.31	0.10	0.30
Net realized and unrealized gain (loss) on investments	0.27	1.24	(1.93)	(0.74)
Total from investment operations	0.59	1.55	(1.83)	(0.44)
Paid in capital from redemption fees (8)	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.36)	(0.16)	(0.08)	(0.17)
Net return of capital	—	—	(0.03)	—
Total distributions	(0.36)	(0.16)	(0.11)	(0.17)
Net asset value, end of period	$9.07	$8.84	$7.45	$9.39
Total return (3)	6.74%	21.40%	(19.66)%	(4.52	)% (4)
Net assets, at end of period (000s)	$9,254	$14,251	$20,429	$88,373
Ratio of gross expenses to average net assets (5,7)	1.81%	1.61%	1.41%	1.51	% (6)
Ratio of net expenses to average net assets (7)	1.40%	1.40%	1.40%	1.40	% (6)
Ratio of net investment income to average net assets (7,9)	3.53%	4.02%	1.17%	2.90	% (6)
Portfolio Turnover Rate	37%	81%	149%	90	% (4)

(1)	The Leland Real Asset Opportunities Fund’s Class A shares commenced operations on October 1, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class C
	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$8.77	$7.42	$9.37	$10.00
Activity from investment operations:
Net investment income (2)	0.25	0.25	0.05	0.22
Net realized and unrealized gain (loss) on investments	0.27	1.24	(1.94)	(0.74)
Total from investment operations	0.52	1.49	(1.89)	(0.52)
Paid in capital from redemption fees	—	0.00 (8)	0.00 (8)	0.00	(8)
Less distributions from:
Net investment income	(0.30)	(0.14)	(0.03)	(0.11)
Net return of capital	—	—	(0.03)	—
Total distributions	(0.30)	(0.14)	(0.06)	(0.11)
Net assets, at end of period (000s)	$8.99	$8.77	$7.42	$9.37
Total return (3)	5.96%	20.42%	(20.16)%	(5.22	)% (4)
Net assets, at end of period	$10,388	$14,113	$20,123	$49,892
Ratio of gross expenses to average net assets (5,7)	2.56%	2.36%	2.16%	2.26	% (6)
Ratio of net expenses to average net assets (7)	2.15%	2.15%	2.15%	2.15	% (6)
Ratio of net investment income to average net assets (7,9)	2.78%	3.27%	0.58%	2.13	% (6)
Portfolio Turnover Rate	37%	81%	149%	90	% (4)

(1)	The Leland Real Asset Opportunities Fund’s Class C shares commenced operations on October 1, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$8.72	$7.39	$9.40	$10.00
Activity from investment operations:
Net investment income (2)	0.34	0.34	0.12	0.31
Net realized and unrealized gain (loss) on investments	0.26	1.22	(1.93)	(0.72)
Total from investment operations	0.60	1.56	(1.81)	(0.41)
Paid in capital from redemption fees (8)	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.38)	(0.23)	(0.17)	(0.19)
Net return of capital	—	—	(0.03)	—
Total distributions	(0.38)	(0.23)	(0.20)	(0.19)
Net assets, at end of period (000s)	$8.94	$8.72	$7.39	$9.40
Total return (3)	6.97%	21.59%	(19.44)%	(4.22	)% (4)
Net assets, at end of period	$24,350	$27,662	$34,754	$152,845
Ratio of gross expenses to average net assets (5,7)	1.56%	1.36%	1.16%	1.26	% (6)
Ratio of net expenses to average net assets (7)	1.15%	1.15%	1.15%	1.15	% (6)
Ratio of net investment income to average net assets (7,9)	3.78%	4.36%	1.41%	2.99	% (6)
Portfolio Turnover Rate	37%	81%	149%	90	% (4)

(1)	The Leland Real Asset Opportunities Fund’s Class I shares commenced operations on October 1, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
	Class A
	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2017	2016	2015 (1)
Net asset value, beginning of period	$10.28	$9.28	$10.00
Activity from investment operations:
Net investment income (2)	0.06	0.03	0.06
Net realized and unrealized gain (loss) on investments	1.64	1.41	(0.78)
Total from investment operations	1.70	1.44	(0.72)
Less distributions from:
Net investment income	—	(0.44)	—
Net realized gains	(0.15)	—	—
Total distributions	(0.15)	(0.44)	—
Net asset value, end of period	$11.83	$10.28	9.28
Total return (3)	16.71%	15.72%	(7.20	)% (4)
Net assets, at end of period	$727,863	$24,844	$9
Ratio of gross expenses to average net assets excluding interest expense (5,7)	2.06%	1.87%	1.96	% (6)
Ratio of net expenses to average net assets excluding interest expense (7)	1.75%	1.75%	1.75	% (6)
Ratio of net investment income to average net assets (7)	0.50%	0.33%	3.37	% (6)
Portfolio Turnover Rate	48%	53%	51	% (4)

(1)	The Leland Thomson Reuters Private Equity Index Fund’s Class A shares commenced operations on September 18, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
	Class C
	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2017	2016	2015 (1)
Net asset value, beginning of period	$10.26	$9.28	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.04)	(0.05)	0.06
Net realized and unrealized gain (loss) on investments	1.64	1.47 (8)	(0.78)
Total from investment operations	1.60	1.42	(0.72)
Less distributions from:
Net investment income	—	(0.44)	—
Net realized gains	(0.15)	—	—
Total distributions	(0.15)	(0.44)	—
Net asset value, end of period	11.71	$10.26	$9.28
Total return (3)	15.76%	15.49%	(7.20	)% (4)
Net assets, at end of period	$109,775	$94,823	$9
Ratio of gross expenses to average net assets excluding interest expense (5,7)	2.81%	2.62%	2.71	% (6)
Ratio of net expenses to average net assets excluding interest expense (7)	2.50%	2.50%	2.50	% (6)
Ratio of net investment income (loss) to average net assets (7)	(0.36)%	(0.54)%	4.12	% (6)
Portfolio Turnover Rate	48%	53%	51	% (4)

(1)	The Leland Thomson Reuters Private Equity Index Fund’s Class C shares commenced operations on September 18, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
	Class I
	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2017	2016	2015 (1)
Net asset value, beginning of period	$10.30	$9.29	$10.00
Activity from investment operations:
Net investment income (2)	0.08	0.07	0.01
Net realized and unrealized gain (loss) on investments	1.65	1.38	(0.72)
Total from investment operations	1.73	1.45	(0.71)
Paid in capital from redemption fees	0.00 (8)	—	—
Less distributions from:
Net investment income	—	(0.44)	—
Net realized gains	(0.15)	—	—
Total distributions	(0.15)	(0.44)	—
Net asset value, end of period	$11.88	$10.30	$9.29
Total return (3)	16.98%	15.94%	(7.10	)% (4)
Net assets, at end of period	$9,884,028	$6,835,280	$5,101,640
Ratio of gross expenses to average net assets excluding interest expense (5,7)	1.81%	1.62%	1.71	% (6)
Ratio of net expenses to average net assets excluding interest expense (7)	1.50%	1.50%	1.50	% (6)
Ratio of net investment income to average net assets (7)	0.70%	0.71%	3.12	% (6)
Portfolio Turnover Rate	48%	53%	51	% (4)

(1)	The Leland Thomson Reuters Private Equity Index Fund’s Class I shares commenced operations on September 18, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	Class A
	Year Ended	Year Ended	Period Ended		Period Ended
	September 30,	September 30,	September 30,		March 31,
	2017	2016	2015 (1)		2015 (2)
Net asset value, beginning of period	$11.50	$10.42	$10.82		$10.00
Activity from investment operations:
Net investment loss (3)	(0.10)	(0.03)	(0.06)		(0.01)
Net realized and unrealized gain (loss) on investments	3.77	2.05	(0.28)		1.09
Total from investment operations	3.67	2.02	(0.34)		1.08
Less distributions from:
Net investment income	—	(0.34)	(0.00	) (9)	(0.26)
Net realized gains	(0.44)	(0.60)	(0.06)		—
Total distributions	(0.44)	(0.94)	(0.06)		(0.26)
Net asset value, end of period	$14.73	$11.50	$10.42		$10.82
Total return (4)	33.24%	19.37%	(3.14)%		10.83	% (5)
Net assets, at end of period	$1,518,979	$313,657	$4,958		$5,162
Ratio of gross expenses to average net assets excluding interest expense (6,8)	1.99%	1.83%	4.52	% (7)	6.37	% (7)
Ratio of net expenses to average net assets excluding interest expense (8)	1.75%	1.75%	1.75	% (7)	1.75	% (7)
Ratio of net investment loss to average net assets (8)	(0.72)%	(0.34)%	(1.09	)% (7)	(0.14	)% (7)
Portfolio Turnover Rate	88%	256%	42	% (5)	19	% (5)

(1)	For the period of April 1, 2015 to September 30, 2015.

(2)	The Leland Thomson Reuters Venture Capital Index Fund Class A shares commenced operations on October 1, 2014.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	CLASS C
	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2017	2016	2015 (1)
Net asset value, beginning of period	$11.43	$10.43	$10.82
Activity from investment operations:
Net investment income (loss) (2)	(0.20)	(0.11)	0.00
Net realized and unrealized gain (loss) on investments	3.73	2.05	(0.39)
Total from investment operations	3.53	1.94	(0.39)
Less distributions from:
Net investment income	—	(0.34)	0.00
Net realized gains	(0.44)	(0.60)	—
Total distributions	(0.44)	(0.94)	—
Net asset value, end of period	$14.52	$11.43	$10.43
Total return (3)	32.19%	18.63%	(3.60	)% (4)
Net assets, at end of period	$97,908	$28,053	$10
Ratio of gross expenses to average net assets excluding interest expense (5,7)	2.74%	2.58%	5.27	% (6)
Ratio of net expenses to average net assets excluding interest expense (7)	2.50%	2.50%	2.50	% (6)
Ratio of net investment income (loss) to average net assets (7)	(1.50)%	(1.08)%	0.00	% (6)
Portfolio Turnover Rate	88%	256%	42	% (4)

(1)	The Leland Thomson Reuters Venture Capital Index Fund Class C shares commenced operations on September 23, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	CLASS I
	Year Ended	Year Ended	Period Ended		Period Ended
	September 30,	September 30,	September 30,		March 31,
	2017	2016	2015 (1)		2015 (2)
Net asset value, beginning of period	$11.51	$10.44	$10.83		$10.00
Activity from investment operations:
Net investment income (loss) (3)	(0.06)	(0.02)	(0.02)		0.00	(9)
Net realized and unrealized gain (loss) on investments	3.78	2.04	(0.31)		1.09
Total from investment operations	3.72	2.02	(0.33)		1.09
Paid in capital from redemption fees	—	0.00 (9)	—		—
Less distributions from:
Net investment income	—	(0.35)	(0.00	) (9)	(0.26)
Net realized gains	(0.44)	(0.60)	(0.06)		—
Total distributions	(0.44)	(0.95)	(0.06)		(0.26)
Net asset value, end of period	$14.79	$11.51	$10.44		$10.83
Total return (4)	33.66%	19.44%	(3.05)%		10.94	% (5)
Net assets, at end of period	$12,190,993	$13,474,055	$10,449,044		$10,772,203
Ratio of gross expenses to average net assets excluding interest expense (6,8)	1.74%	1.58%	4.27	% (7)	5.92	% (7)
Ratio of net expenses to average net assets excluding interest expense (8)	1.50%	1.50%	1.50	% (7)	1.50	% (7)
Ratio of net investment income (loss) to average net assets (8)	(0.48)%	(0.13)%	(0.36	)% (7)	0.05	% (7)
Portfolio Turnover Rate	88%	256%	42	% (5)	19	% (5)

(1)	For the period of April 1, 2015 to September 30, 2015.

(2)	The Leland Thomson Reuters Venture Capital Index Fund I shares commenced operations on October 1, 2014.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION

The Leland Currency Strategy Fund (“Currency Strategy Fund”), formerly known as Good Harbor Tactical Currency Strategy Fund, the Leland Real Asset Opportunities Fund (“Real Asset Opportunities Fund”), formerly known as the Good Harbor Tactical Equity Income Fund, the Leland Thomson Reuters Private Equity Index Fund (“Private Equity Index Fund”), and the Leland Thomson Reuters Venture Capital Index Fund (“Venture Capital Index Fund”), formerly known as MPS Thomson Reuters Venture Capital Index Fund are each a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company (Currency Strategy Fund, Real Asset Opportunities Fund, Private Equity Index Fund, and Venture Capital Index Fund are each a “Fund” and collectively the “Funds”). The investment objective of the Currency Strategy Fund is total return from capital appreciation and income. The investment objective of the Real Asset Opportunities Fund is total return from capital appreciation with an emphasis on income. The investment objective of the Private Equity Index Fund is to correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. private equity-backed companies. The investment objective of the Venture Capital Index Fund is to correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. venture capital-backed companies.

Each Fund currently offers three classes of shares: Class A, Class I and Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I and Class C shares are offered at net asset value. Each share class represents an interest in the same assets of the Fund and share classes are identical except for differences in their distribution charges, sales charges, and minimum investment amounts. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Currency Strategy Fund commenced operations on May 30, 2014, the Real Asset Opportunities Fund commenced operations on October 1, 2013 and the Private Equity Index Fund commenced operations on September 18, 2015. The Venture Capital Index Fund Class A and Class I shares commenced operations on October 1, 2014. The Venture Capital Index Fund acquired all of the assets and liabilities of the MPS Thomson Reuters Venture Capital Index Fund (the “Predecessor Fund”) in a tax-free reorganization on September 24, 2015. In connection with this acquisition, Institutional Class shares of the Predecessor Fund were exchanged for Class I shares of the Venture Capital Index Fund; and Class A shares of the Predecessor Fund were exchanged for Class A shares of the Venture Capital Index Fund. The Venture Capital Index Fund Class C shares commenced operations on September 23, 2015. The Venture Capital Index Fund changed its fiscal year end from March 31 to September 30.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Security Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (“the Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Valuation of Underlying Funds – A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Options Transactions – The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. The Funds may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When the Funds write a call option, an amount equal to the premium received is included in the statements of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Funds’ investments measured at fair value:

CURRENCY STRATEGY FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Short-Term Investments	$16,584,149	$—	$—	$16,584,149
Total	$16,584,149	$—	$—	$16,584,149
Derivatives
Forward Foreign Currency Contracts	$—	$187,949	$—	$187,949
Liabilities
Derivatives
Forward Foreign Currency Contracts	$—	$392,159	$—	$392,159

REAL ASSET OPPORTUNITIES FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$9,354,378	$—	$—	$9,354,378
Exchange Traded Funds	2,314,251	—	—	2,314,251
Real Estate Investment Trusts	26,934,425	—	—	26,934,425
Short-Term Investments	5,052,938	—	—	5,052,938
Total	$43,655,992	$—	$—	$43,655,992

PRIVATE EQUITY INDEX FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$10,487,292	$—	$—	$10,487,292
Real Estate Investment Trusts	50,341	—	—	50,341
Short-Term Investments	53,289	—	—	53,289
Total	$10,590,922	$—	$—	$10,590,922
Derivatives
Swap Contracts **	$—	$134,277	$—	$134,277
Liabilities
Derivatives
Swap Contracts **	$—	$22,539	$—	$22,539

VENTURE CAPITAL INCOME FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$13,831,206	$—	$—	$13,831,206
Short-Term Investments	237,365	—	—	237,365
Total	$14,068,571	$—	$—	$14,068,571
Derivatives
Swap Contracts **	$—	$61,560	$—	$61,560
Liabilities
Derivatives
Swap Contracts **	$—	$339,133	$—	$339,133

The Funds did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

**	Cumulative appreciation (depreciation) of swap contracts is reported in the above table.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with Funds’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts – The Funds gain economic exposure to foreign currencies through their investment in forward foreign currency contracts comparable to the exposure that it would have had if it had bought or sold the foreign currencies directly. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward foreign currency contracts in the Statements of Operations. For the year ended September 30, 2017, the Currency Strategy Fund had net realized gains of $873,360 and the Real Asset Opportunities Fund had losses of $203 on forward foreign currency contracts.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. A Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that a Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Swap Agreements – The Funds are subject to equity price risk in the normal course of pursuing its investment objective. The Funds may hold swaps subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds are subject to equity price risk. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. As of September 30, 2017, the Private Equity Index Fund had net unrealized gains from open swap contracts in the amount of $111,738, while the Venture Capital Index Fund had net unrealized losses from open swap contracts in the amount of $277,573. For the year ended September 30, 2017, the Private Equity Index Fund and the Venture Capital Index Fund had realized gains/(losses) of ($28,225) and $1,187,081 from swap contracts, respectively.

The derivative instruments outstanding as of September 30, 2017 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Currency Strategy Fund, the Private Equity Index Fund, and Venture Capital Index Fund’s Statements of Assets and Liabilities as of September 30, 2017:

		Asset Derivatives		Liability Derivatives
Fund	Contract Type/Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Strategy Fund	Currency	Unrealized appreciation on forward foreign currency transactions	187,949	Unrealized depreciation on forward foreign currency transactions	392,159

Private Equity Index Fund	Equity	Unrealized gain on swap contracts	134,277	Unrealized loss on swap contracts	22,539

Venture Capital Index Fund	Equity	Unrealized gain on swap contracts	61,560	Unrealized loss on swap contracts	339,133

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The following is a summary of the location of derivative investments on the Currency Strategy Fund, Real Asset Opportunities Fund, Private Equity Index Fund and Venture Capital Index Fund’s Statements of Operations as of September 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Forward Foreign Currency	Net realized gain (loss) from forward foreign currency contracts;
Contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency translation

Options Written	Net realized gain (loss) from options written;
Net change in unrealized appreciation (depreciation) on options

Swap Contracts	Net realized gain (loss) from swaps contract;
Net change in unrealized appreciation (depreciation) on swaps

The following is a summary of the Funds’ realized gain (loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
			Total for the year ended September
Derivative Investment Type	Equity Risk	Currency Risk	30, 2017
Currency Strategy Fund
Forward Foreign Currency Contracts	$—	$873,360	$873,360
Real Asset Opportunities Fund
Forward Foreign Currency Contracts	$—	$(203)	$(203)
Options Written	$198,408	$—	$198,408
Private Equity Index Fund
Swap Contracts	$(28,225)	$—	$(28,225)
Venture Capital Index Fund
Swap Contracts	$1,187,081	$—	$1,187,081

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations

			Total for the year ended September
Derivative Investment Type	Equity Risk	Currency Risk	30, 2017
Currency Strategy Fund
Forward Foreign Currency Contracts	$—	$(145,283)	$(145,283)
Real Asset Opportunities Fund
Options Written	$202,840	$—	$202,840
Private Equity Index Fund
Swap Contracts	$93,668	$—	$93,668
Venture Capital Index Fund
Swap Contracts	$(489,448)	$—	$(489,448)

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Offsetting of Financial Assets and Derivative Assets

The following tables show additional information regarding the offsetting of assets and liabilities at September 30, 2017 for the Currency Strategy Fund, Private Equity Index Fund, and Venture Capital Index Fund:

Currency Strategy Fund

Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statements of	in the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Plaedged *	Net Amount **
Forward Foreign Currency Transactions	$187,949	$—	$187,949	$(187,949)	$—	$—
Total	$187,949	$—	$187,949	$(187,949)	$—	$—

Currency Strategy Fund

Gross Amounts Not Offset in the
Liabilities:				Statements of Assets & Liabilities
Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the
	Gross Amounts	Statements of	Statements of
	of Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged *	Net Amount **
Forward Foreign Currency Transactions	$(392,159)	$—	$(392,159)	$187,949	$204,210	$—
Total	$(392,159)	$—	$(392,159)	$187,949	$204,210	$—

Private Equity Index Fund

Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statements of	in the Statements
	Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged *	Net Amount **
Swaps Contracts	$134,277	$—	$134,277	$(22,539)	$—	$111,738
Total	$134,277	$—	$134,277	$(22,539)	$—	$111,738

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Private Equity Index Fund

Gross Amounts Not Offset in the
Liabilities:				Statements of Assets & Liabilities
Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the
	Gross Amounts	Statements of	Statements of
	of Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged *	Net Amount **
Swap Contracts	$(22,539)	$—	$(22,539)	$22,539	$—	$—
Total	$(22,539)	$—	$(22,539)	$22,539	$—	$—

Venture Capital Index Fund

Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statements of	in the Statements
	Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged *	Net Amount **
Swaps Contracts	$61,560	$—	$61,560	$(61,560)	$—	$—
Total	$61,560	$—	$61,560	$(61,560)	$—	$—

Venture Capital Index Fund

Gross Amounts Not Offset in the
Liabilities				Statements of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statements of	in the Statements
	Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments ***	Pledged *	Net Amount **
Swaps Contracts	$(339,133)	$—	$(339,133)	$339,133	$—	$—
Total	$(339,133)	$—	$(339,133)	$339,133	$—	$—

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

**	Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from over the counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

***	Includes a portion of market value of securities held as collateral on swaps.

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund	Income Dividends	Capital Gains
Currency Strategy Fund	Annually	Annually
Real Asset Opportunities Fund	Monthly	Annually
Private Equity Index Fund	Annually	Annually
Venture Capital Index Fund	Annually	Annually

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Federal Income Tax – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2014 to September 30, 2016, or expected to be taken in the Funds’ September 30, 2017 year end tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where each Fund makes significant investments; however each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Good Harbor Financial, LLC (the “Advisor”), serves as investment advisor to the Funds. Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of each Fund’s investment portfolio.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Currency Strategy Fund and Real Asset Opportunities Fund’s average daily net assets and 1.25% of the Private Equity Index Fund and Venture Capital Index Fund’s average daily net assets. Effective March 31, 2017, the Advisor contractually agreed to reduce its management fee from 1.25% to 1.00% for the Currency Strategy Fund. During the year ended September 30, 2017, the Advisor earned the following fees:

Fund	Advisory Fee
Currency Strategy Fund	$246,079
Real Asset Opportunities Fund	524,254
Private Equity Index Fund	105,677
Venture Capital Index Fund	144,114

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Pursuant to a written agreement (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2018 for the Currency Strategy Fund, Real Asset Opportunities Fund, Private Equity Index Fund, and Venture Capital Index Fund, to waive a portion of its advisory fee and to reimburse each Fund for other expenses to the extent necessary so that the total expenses incurred by each Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.40%, 2.15% and 1.15% of the daily average net assets attributable to the Real Asset Opportunities Fund, and 1.75%, 2.50%, and 1.50% of the daily average net assets attributable to the Currency Strategy Fund, Private Equity Index Fund, and Venture Capital Index Fund’s Class A, Class C and Class I shares (the “Expense Limitation”), respectively. During the year ended September 30, 2017, the Advisor waived fees and/or reimbursed expenses, pursuant to the Waiver Agreement, in the amounts of:

Fund	Fees waived by the Advisor
Currency Strategy Fund	$42,088
Real Asset Opportunities Fund	214,515
Private Equity Index Fund	26,282
Venture Capital Index Fund	27,413

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the operating expenses attributable to Class A, Class C and Class I shares are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the applicable Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the expenses to exceed the Expense Limitation. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Advisor through September 30 of the year indicated.

Fund	2018	2019	2020
Currency Strategy Fund	$40,031	$31,244	$42,088
Real Asset Opportunities Fund	29,827	116,483	214,515
Private Equity Index Fund	36	7,414	26,282
Venture Capital Index Fund	154,214	9,196	27,413

Effective April 1, 2017, FDO Partners, LLC (“FDO”), a sub-adviser to the Leland Currency Strategy Fund, is no longer managing any portion of the assets of the Currency Strategy Fund, and the Currency Strategy Fund’s investment adviser, Good Harbor Financial, LLC, does not expect to allocate any of the Currency Strategy Fund’s assets to FDO to manage in the future. References in the Currency Strategy Fund’s Prospectus to FDO and FDO’s portfolio managers should be disregarded.

The Trust, with respect to each Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (“The Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25% and 1.00% of its average daily net assets attributable to each Fund’s Class A and Class C shares, respectively. Pursuant to the Plan, each Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. Pursuant to the Plans, the table below shows the fees incurred during the year ended September 30, 2017.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Fund	Distribution (12b-1) fees incurred
Currency Strategy Fund
Class A	$16,412
Class C	11,728
Real Asset Opportunities Fund
Class A	31,977
Class C	125,202
Private Equity Index Fund
Class A	465
Class C	955
Venture Capital Index Fund
Class A	1,649
Class C	470

Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C, and Class I shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the year ended September 30, 2017.

		Amount
	Underwriting	Retained by
Fund	Commissions	Underwriter
Currency Strategy Fund
Class A	$1,154	$154
Class C	2,429	1,548
Real Asset Opportunities Fund
Class A	3,147	402
Class C	1,829	400
Private Equity Index Fund
Class A	5,880	787
Venture Capital Index Fund
Class A	20,804	2,911

Class C shares of the Funds are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) of the purchase price on shares redeemed during the first twelve months after their purchase. The table below shows the amount of CDSC paid by shareholders of the Funds during the year ended September 30, 2017.

Fund	CDSC Paid
Currency Strategy Fund	$1,548
Real Asset Opportunities Fund	2,344

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC. (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds, for providing administration, fund accounting, and transfer agency services to the Funds. In accordance with this agreement, GFS pays for all other operations services for the Funds, including but not limited to legal fees, audit fees, compliance services and custody fees. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

BluGiant, LLC (“BluGiant”) - BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended September 30, 2017 were as followed:

Fund	Purchases	Sales
Currency Strategy Fund	$—	$—
Real Asset Opportunities Fund	17,035,282	23,813,887
Private Equity Index Fund	6,566,579	3,921,697
Venture Capital Index Fund	9,891,837	11,178,137

During the fiscal year ended September 30, 2017, FDO placed a trade in error for the Currency Strategy Fund causing a loss of $26,181. The trade error was due to technical difficulties and resulted in buying 77,537,839.06 Swedish Krona at a rate of 8.891022. The error was discovered approximately two hours after the initial trade and the excess position was immediately closed at the market rate of 8.91779425. The Advisor has reimbursed the Currency Strategy Fund for the total amount of $26,181.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to each Fund. For the year ended September 30, 2017 the redemption fees paid are as follows:

Fund	Redemption Fee
Currency Strategy Fund
Class A	$34
Class C	2
Class I	212
Real Asset Opportunities Fund
Class A	281
Class C	1
Class I	6
Private Equity Index Fund
Class I	5

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Currency Strategy Fund currently seeks to achieve its investment objective by investing a portion of its assets in the Invesco Short Term Investments Trust – Treasury Portfolio (the “Security”). The Fund may redeem its investments from the Security at any time if the Advisor determines that it is in the best interest of the Currency Strategy Fund and its shareholders to do so.

The performance of the Currency Strategy Fund may be directly affected by the performance of the Security. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the applicable Security’s N-CSRs available at “www.sec.gov”. As of September 30, 2017, the percentage of the Currency Strategy Fund’s net assets invested in Invesco Short Term Investments Trust – Treasury Portfolio was 93.4%.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2017 the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control each Fund.

		Percentage of Voting
Fund	Shareholder	Securities as of
Real Asset Opportunities Fund	Wells Fargo Clearing Services, LLC.	37.2%
	LPL Financial	25.5%
Private Equity Index Fund	Lamb Company, LLC.	63.9%
Venture Capital Index Fund	Lamb Company, LLC.	62.3%

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 was as follows:

For the year ended September 30, 2016:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Currency Strategy Fund	$—	$—	$—
Real Asset Opportunities Fund	2,042,847	—	2,042,847
Private Equity Index Fund	106,517	215	106,732
Venture Capital Index Fund	424,047	115,918	539,965

For the year or period ended September 30, 2015:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Currency Strategy Fund	$—	$—	$—
Real Asset Opportunities Fund	1,500,841	—	1,500,841
Private Equity Index Fund	250,798	—	250,798
Venture Capital Index Fund	916,210	54,475	970,685

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

			Post				Total
	Undistributed	Undistributed	October Loss	Capital Loss	Other	Unrealized	Accumulated
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Earnings/
	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Deficits)
Currency Strategy Fund	$—	$—	$(274,304)	$(870,884)	$—	$(44,491)	$(1,189,679)
Real Asset Opportunities Fund	65,826	—	—	(49,105,777)	—	1,921,731	(47,118,220)
Private Equity Index Fund	244,124	88,844	—	—	—	1,585,461	1,918,429
Venture Capital Index Fund	870,997	375,378	—	—	—	2,486,030	3,732,405

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The difference between book basis and tax basis unrealized appreciation/depreciation, accumulated net investment income/loss and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, and the mark-to-market treatment on open forward foreign currency contracts and swap contracts and tax adjustments for C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Leland Currency Strategy Fund incurred and elected to defer such late year losses of $274,304.

At September 30, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
Currency Strategy Fund	$—	$870,884	$870,884
Real Asset Opportunities Fund	41,606,466	7,499,311	49,105,777

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency exchange gains (losses), adjustments for real estate investment trusts, and non-deductible expenses, C-Corporation return of capital distributions, the reclassification of swap gains (losses), net operating losses, ordinary income and capital gains distributions, resulted in reclassifications for the following funds for the year ended September 30, 2017 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Currency Strategy Fund	$(105,435)	$105,435	$—
Real Asset Opportunities Fund	—	(203)	203
Private Equity Index Fund	—	(53,950)	53,950
Venture Capital Index Fund	—	546,717	(546,717)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Leland Currency Strategy Fund, Leland Real Asset Opportunities Fund, Leland Thomson Reuters Private Equity Index Fund, and Leland Thomson Reuters Venture Capital Index Fund and Board of Trustees of Northern Lights Fund Trust III

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Leland Currency Strategy Fund, Leland Real Asset Opportunities Fund, Leland Thomson Reuters Private Equity Index Fund, and Leland Thomson Reuters Venture Capital Index Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leland Currency Strategy Fund, Leland Real Asset Opportunities Fund, Leland Thomson Reuters Private Equity Index Fund, and Leland Thomson Reuters Venture Capital Index Fund as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2017

LELAND FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2017

As a shareholder of the Leland Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Leland Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
Actual	4/1/17	9/30/17	4/1/17 – 9/30/17 *	Expense Ratio
Leland Currency Strategy Fund
Class A	$1,000.00	$1,030.60	$8.91	1.75%
Class C	$1,000.00	$1,026.00	$12.70	2.50%
Class I	$1,000.00	$1,031.40	$7.64	1.50%
Leland Real Asset Opportunities Fund
Class A	$1,000.00	$1,005.10	$7.04	1.40%
Class C	$1,000.00	$1,001.50	$10.79	2.15%
Class I	$1,000.00	$1,006.50	$5.78	1.15%
Leland Thomson Reuters Private Equity Index Fund
Class A	$1,000.00	$1,071.60	$9.09	1.75%
Class C	$1,000.00	$1,067.50	$12.96	2.50%
Class I	$1,000.00	$1,072.20	$7.79	1.50%
Leland Thomson Reuters Venture Capital Index Fund
Class A	$1,000.00	$1,195.50	$9.63	1.75%
Class C	$1,000.00	$1,190.00	$13.73	2.50%
Class I	$1,000.00	$1,196.60	$8.26	1.50%

LELAND FUNDS
EXPENSE EXAMPLES (Unaudited)(Continued)
September 30, 2017

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Annualized
(5% return before expenses)	4/1/17	9/30/17	4/1/17 – 9/30/17 *	Expense Ratio
Leland Currency Strategy Fund
Class A	$1,000.00	$1,016.29	$8.85	1.75%
Class C	$1,000.00	$1,012.53	$12.61	2.50%
Class I	$1,000.00	$1,017.55	$7.59	1.50%
Leland Real Asset Opportunities Fund
Class A	$1,000.00	$1,018.05	$7.08	1.40%
Class C	$1,000.00	$1,014.29	$10.86	2.15%
Class I	$1,000.00	$1,019.30	$5.82	1.15%
Leland Thomson Reuters Private Equity Index Fund
Class A	$1,000.00	$1,016.29	$8.85	1.75%
Class C	$1,000.00	$1,012.53	$12.61	2.50%
Class I	$1,000.00	$1,017.55	$7.59	1.50%
Leland Thomson Reuters Venture Capital Index Fund
Class A	$1,000.00	$1,016.29	$8.85	1.75%
Class C	$1,000.00	$1,012.53	$12.61	2.50%
Class I	$1,000.00	$1,017.55	$7.59	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

Renewal of Advisory Agreements – Leland Real Asset Opportunities, Leland Thomson Reuters Private Equity Index Fund, Leland Thomson Reuters Venture Capital Index Fund*

In connection with a meeting held on August 29-30, 2017, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreements (the “Advisory Agreements”) between Good Harbor Financial, LLC (“GHF”) and the Trust, with respect to the Leland Real Asset Opportunities, Leland Thomson Reuters Private Equity Index Fund, and Leland Thomson Reuters Venture Capital Index Fund (the “Leland AO”, “Leland PE”, and “Leland VC”, respectively, and collectively, the “Funds”). In considering the renewal of the Advisory Agreements, the Board received materials specifically relating to Leland AO, Leland PE, Leland VC and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreements.

Nature, Extent & Quality of Services. The Board noted that GHF was founded in 2003 and was wholly owned by Cedar Capital LLC. The Board further observed that GHF had six funds in the Trust with assets under management of approximately $511 million and that it invested primarily in mutual funds using proprietary tactical asset allocation models. The Board commented that the GHF investment management team had extensive investment industry experience in portfolio management, quantitative analysis, research, compliance operations and trading, and had notable academic credentials.

The Board discussed how GHF’s investment process utilized various tactical allocation models designed to identify market trends and produce signals that adjusted to market volatility. The Board remarked that GHF constantly re-evaluated and adjusted these models to ensure quality investment management to the Funds. The Board noted that GHF employed a comprehensive risk management plan with established risk and volatility guidelines customized for each Fund’s strategies. The Board observed that GHF monitored its investment guidelines daily through pre-trade and back-end compliance testing and that its compliance committee met monthly. The Board commented that GHF used an agency broker to assist with achieving best execution, and that GHF had no material litigation or compliance issues since the last agreement renewal. The Board concluded that GHF had a seasoned investment team that offered investors multiple investment strategies with a strong compliance and risk management culture. The Board expressed its expectation that GHF would continue to provide quality service to Leland AO, Leland PE and Leland VC and their shareholders.

Performance.

Leland AO—The Board noted that Leland AO had strong returns over the one-year period with a second quartile ranking among the peer group and a top quartile ranking in the Morningstar category. It further noted that Leland AO outperformed the peer group, Morningstar category and Benchmark S&P 500 TR over the past year. The Board observed that Leland AO’s performance was primarily driven by identifying attractive subsectors within the REIT industry as well as individual stock selection in this sector. The Board noted that Leland AO underperformed its peer group, Morningstar category and benchmark in the three-year and since inception periods, and attributed that performance to an over allocation to the energy sector which caused a significant drag on Leland AO’s returns. The Board discussed that the recent good performance of Leland AO was a result of GHF’s pro-active approach with

9/30/17-NLFT III-v3

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

allocation adjustments and was a better indicator of what the strategy could produce. Although past performance is not predictive of future returns, the Board concluded that GHF provided reasonable results to Leland AO and its shareholders.

Leland PE—The Board remarked that Leland PE significantly outperformed the peer group in the one-year and since inception periods, and slightly outperformed the Morningstar category during the same time frames. It noted that Leland PE slightly trailed the Benchmark TReuters Private Eq Buyout TR, but was relatively successful in tracking the index with little variation. The Board discussed that the underperformance relative to the benchmark was expected due to Leland PE’s fees and expenses and the effect of cash flows. The Board commented that the impact of cash flows on performance should lessen as assets under management grew. The Board observed that Leland PE had top quartile ranking among the peer group and Morningstar category in the one-year and since inception periods. Its Sharpe ratio for the one-year period was also in the top quartile relative to the peer group and Morningstar category. The Board commented that Leland PE’s performance was driven largely by sector allocation and had benefited from allocations to the Utilities/Energy/Industrials and Technology sectors. Although past performance is not predictive of future returns, the Board concluded that GHF had provided reasonable results to Leland PE and its shareholders.

Leland VC—The Board observed that Leland VC significantly outperformed the peer group and Morningstar category in the one-year and since inception periods, but slightly underperformed the Benchmark TReuters Venture Capital TR. It was noted that Leland VC was successful in tracking the index with little variation. The Board discussed that the underperformance relative to the benchmark was expected due to Leland VC’s fees and expenses and the effect of cash flows. The Board commented that the impact of cash flows on performance should lessen as assets under management grew. The Board observed that Leland VC had top quartile ranking for all periods. It remarked that Leland VC’s performance was driven largely by sector allocation and had benefited from allocations to the Technology and Healthcare sectors. Although past performance is not predictive of future returns, the Board concluded that GHF provided reasonable results to Leland VC and its shareholders.

Fees and Expenses.

Leland AO—The Board noted that GHF’s 1.00% advisory fee for Leland AO was slightly higher than the peer group and Morningstar category medians, but well within the range of both. The Board also noted that Leland AO’s net expense ratio was equal to the peer group and lower than the Morningstar category. The Board observed that GHF felt that the significant administrative and compliance costs associated with managing Leland AO justified GHF’s advisory fee. Given these considerations and the fact that the advisory fee was within 10bps of Leland AO’s peer group and Morningstar category, the Board concluded that the advisory fee for Leland AO was not unreasonable.

Leland PE—The Board noted that GHF’s 1.25% advisory fee for Leland PE was higher than both the peer group and Morningstar category medians. The Board further noted that Leland PE’s expense ratio was higher than the Morningstar category, but in line with the peer group. The Board discussed GHF’s explanation that its advisory fee was reasonable because of the unique exposure Leland PE had to the private equity industry. It added that GHF used a replication strategy involving derivatives which added to the complexity and cost of managing Leland PE. Given these considerations, the Board concluded that the advisory fee for Leland PE was not unreasonable.

Leland VC—The Board noted that GHF’s 1.25% advisory fee for Leland VC was higher than both the peer group and Morningstar category medians. The Board further noted that Leland VC’s expense ratio was higher than the Morningstar category, but in line with the peer group. The Board discussed GHF’s explanation that its advisory fee was reasonable because it used a replication strategy

9/30/17-NLFT III-v3

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

involving derivatives which added to the complexity and cost of managing Leland VC. Given these considerations, the Board concluded that the advisory fee for Leland VC was not unreasonable.

Economies of Scale. The Board discussed the size of each of Leland AO, Leland PE and Leland VC and their prospects for growth, concluding that none had achieved meaningful economies of scale yet to justify breakpoints. The Board noted that GHF agreed to discuss the implementation of breakpoints when GHF achieved material economies of scale related to any of the aforementioned Funds. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed GHF’s profitability analyses in connection with its management of Leland AO, Leland PE and Leland VC, and acknowledged that GHF was managing each of the aforementioned Funds at a loss. The Board concluded, therefore, that GHF’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from GHF as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structures for each of Leland AO, Leland PE and Leland VC were reasonable, and that renewal of the Advisory Agreements was in the best interests of the aforementioned Funds and their respective shareholders.

*    Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

9/30/17-NLFT III-v3

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	4	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	4	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	4	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	4	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976- 2014); President, Celeritas Rail Consulting (since 2014).	4	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); PS Technology, Inc. (2010-2013).

*	As of September 30, 2017, the Trust was comprised of 33 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/17-NLFT III-v3

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski* 80 Arkay Drive, Hauppauge, NY 11788 1983	President	August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999- 2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006- 2008).
William Kimme 17605 Wright Street, Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

*	Mr. Malinowski was elected President of the Trust effective August 29, 2017

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-788-6086.

9/30/17-NLFT III-v3

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-270-2848 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file, or their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-270-2848.

INVESTMENT ADVISOR
Good Harbor Financial, LLC
155 N. Wacker Drive, Suite 1850
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017

Leland Currency Strategy Fund - $16,000

Leland Real Asset Opportunities Fund - $13,500

Leland Thomson Reuters Private Equity Index Fund - $14,500

Leland Thomson Reuters Venture Capital Index Fund - $15,000

2016

Leland International Advantage Fund - $14,000

Leland Currency Strategy Fund - $16,000

Leland Thomson Reuters Private Equity Index Fund - $14,500

Leland Thomson Reuters Venture Capital Index Fund - $15,000

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017

Leland Currency Strategy Fund - $3,500

Leland Real Asset Opportunities Fund - $3,000

Leland Thomson Reuters Private Equity Index Fund - $3,000

Leland Thomson Reuters Venture Capital Index Fund - $3,000

2016

Leland International Advantage Fund - $2,500

Leland Currency Strategy Fund - $3,000

Leland Thomson Reuters Private Equity Index Fund - $2,500

Leland Thomson Reuters Venture Capital Index Fund - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $0

2016 - $0

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

*/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/5/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/5/2017

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/5/2017